PIMCO Funds:
Pacific Investment Management Series

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific Investment Management Series, as supplemented from time to time. The Trust offers up to ten classes of shares of each of its Funds. Class A, Class B, and Class C shares of certain Funds are offered through the “Class A, B and C Prospectus” (dated November 26, 2002), Class A, B and C shares of the Municipal Bond Fund, Class A and C shares of the Short Duration Municipal Income Fund and Class A shares of the California Intermediate Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund are offered through the “Municipal Bond Prospectus” (dated July 31, 2002), Class D shares of the Funds are offered through the “Class D Prospectus” (dated November 26, 2002), Class R shares of certain Funds are offered through the “Class R Prospectus” (dated December 31, 2002), Institutional Class and Administrative Class shares of the Funds are offered through the “Institutional Prospectus” (dated November 26, 2002), Advisor Class shares of certain Funds are offered through the “Advisor Class Prospectus” (dated December 31, 2002), Institutional Class and Administrative Class shares of the All Asset, CommodityRealReturn Strategy, Real Return, Real Return II and Real Return Asset are offered through the “Real Return Prospectus” (dated July 31, 2002), Institutional Class and Administrative Class shares of the Total Return Fund, Class A, B and C shares of the Total Return Fund and shares of the Liquid Assets Fund are each offered through separate prospectuses (dated July 31, 2002, November 26, 2002 and November 26, 2002, respectively), as amended or supplemented from time to time (collectively, the “Prospectuses”). Additionally, Class J and Class K shares for certain Funds are offered solely to non-U.S. investors outside the United States. This information does not constitute an offer of Class J shares or Class K shares to any person who resides within the United States.

Audited financial statements for the Trust, as of March 31, 2002, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s March 31, 2002 Annual Reports. Copies of Prospectuses, Annual or Semi-Annual Reports, and the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below.

Institutional and Advisor Prospectuses and Annual and Semi-Annual Reports:	Class A, B and C, Class D and Class R Prospectuses, Annual and Semi-Annual Reports, and the Guide:

PIMCO Funds 840 Newport Center Drive Suite 300 Newport Beach, California 92660 Telephone: (800) 927-4648	PIMCO Advisors Distributors LLC 2187 Atlantic Street Stamford, Connecticut 06902 Telephone: (800) 426-0107

January 17, 2003

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THE TRUST

PIMCO Funds (the “Trust”) is an open-end management investment company (“mutual fund”) consisting of separate investment portfolios (the “Funds”), including:

All Asset Fund	Low Duration Fund III
California Intermediate Municipal Bond Fund	Moderate Duration Fund
California Municipal Bond Fund	Money Market Fund
Commercial Mortgage Securities Fund	Municipal Bond Fund
CommodityRealReturn Strategy Fund	New York Municipal Bond Fund
Convertible Fund	Real Return Fund
Emerging Markets Bond Fund	Real Return Fund II
European Convertible Fund	Real Return Asset Fund
Foreign Bond Fund	Short Duration Municipal Income Fund
Global Bond Fund	Short-Term Fund
Global Bond Fund II	StocksPLUS Fund
GNMA Fund	StocksPLUS Short Strategy Fund
High Yield Fund	StocksPLUS Total Return Fund
Investment Grade Corporate Bond Fund	Strategic Balanced Fund
Liquid Assets Fund	Total Return Fund
Long Duration Fund	Total Return Fund II
Long-Term U.S. Government Fund	Total Return Fund III
Low Duration Fund	Total Return Mortgage Fund
Low Duration Fund II

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments is set forth below. The Strategic Balanced Fund invests all of its assets in the StocksPLUS and Total Return Funds. The All Asset Fund invests only in Funds of the Trust. The PIMCO Funds in which the All Asset and Strategic Balanced Funds invest are referred to in this Statement as “Underlying Funds.” By investing in Underlying Funds, the All Asset and Strategic Balanced Funds may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated between the Underlying Funds.

Municipal Bonds

Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond, and Short Duration Municipal Income Funds (collectively, the “Municipal Funds”) to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”). In the case of the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and California or New York income tax, respectively. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund’s total assets be invested in Municipal Bonds at the end of each calendar quarter. See “Taxes.”

The Municipal Bond and Short Duration Municipal Income Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York state-specific risks discussed in the “Summary of Risks” section of the Prospectus and in this “Municipal Bonds” section of this Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Municipal Funds may invest in Residual Interest Bonds (“RIBS”), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund, without limitation, may invest in RIBS.

The Municipal Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

California.    The California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance and State’s Treasurer’s Office. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

Certain tax-exempt securities in which the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

According to the State’s Legislative Analyst Office, with a gross state product in excess of $1 trillion, California’s economy is the largest state economy in the United States, accounting for 13% of the nation’s output, and the sixth largest economy in the world, trailing only the United States as a whole, Japan, Germany, England and France. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output.

While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State’s economy has entered a cyclical downturn.

A series of reports after the start of the 2001-02 Fiscal Year have indicated that both the national and the State economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The Governor’s Administration predicts there will be continued weakness through at least the first half of 2002 until recovery starts.

California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. The Governor directed the Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”). The Power Supply Program has also been implemented under legislation enacted in 2001 (the “Power Supply Act”) and by orders of the California Public Utilities Commission (“CPUC”). The Power Supply Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the investor-owned utilities until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the energy shortfall after 2002. The severity and long-term impact of these developments on the State’s economy is difficult to predict, but any significant interruptions in energy supply or rate increases could adversely affect California’s economy.

As of June 20, 2002, California’s general obligation bonds have been assigned ratings of A+, A1, and AA by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) and Fitch, respectively. These ratings reflect a downward revision by S&P in April 2001 and by Moody’s in November 2001. Both downgrades were the result of each ratings agency’s concerns regarding California’s energy situation and its potential impact on the State’s economy. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate Municipal Bond Fund or the California Municipal Bond Fund invest.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York.    Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. It is expected, based on actions of the U.S. Congress and the President, that both New York State and New York City will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11, the nation’s and the State’s economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 has produced material budgetary pressures including increases to later year budget gaps for New York City and reductions to the State surpluses. The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of New York City on April 17, 2002 (the “City Executive Budget”), projects total revenue lost to New York City as a result of September 11 during the 2002-2006 fiscal years will be $3.9 billion and that expense over the same period have increased by $6.1 billion from projections prepared prior to September 11. On June 19, 2002, the Mayor and the City Council announced a budget agreement which, while it restored some of the funds cut in the City Executive Budget, adopted the City Executive Budget with no material changes.

New York State has historically been one of the wealthiest states in the nation. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. However, since 1999, prior to the events of September 11, the growth of New York State’s economy has equaled or exceeded national trends. The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely effect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of May 23, 2002, S&P had given New York State’s general obligation bonds a rating of AA, Moody’s had given the State’s general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Municipal Bond Fund invests.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities.    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the “Government National Mortgage Association,” or “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (10% in the case of the Liquid Assets and Money Market Funds).

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs).    A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.    FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.    Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.    CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities.    SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities.    Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Liquid Assets and Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The California Intermediate Municipal Bond, California Municipal Bond, Commercial Mortgage Securities, GNMA, Liquid Assets, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real Return II, Short Duration Municipal Income, Total Return II and Total Return Mortgage Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

Certain Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

High Yield Securities (“Junk Bonds”)

Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the Convertible, Emerging Markets, European Convertible and High Yield Funds are described as “speculative” by both Moody’s and S&P. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Liquid Assets and Money Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except the Liquid Assets and Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each Fund (except the Liquid Assets and Money Market Funds) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its total assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Commercial Mortgage Securities, GNMA, Liquid Assets, Money Market, Real Return II and Total Return Mortgage Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated. The High Yield Fund may invest up to 15% of its total assets in Euro-denominated securities.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Real Return II, Short Duration Municipal Income and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the

Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

The Emerging Markets Bond Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country’s securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust’s custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

Lock In.    When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.    If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.    If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge.    PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.    When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

Tax Consequences of Hedging.    Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants.    Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.    Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.    Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Global Bond Fund II has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund II) of a Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives the Funds (except the Liquid Assets and Money Market Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the California Intermediate Municipal Bond, California Municipal Bond, Liquid Assets, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real Return II, Short Duration Municipal Income and Total Return II Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Liquid Assets and Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes.    A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.    There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options.    Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.    A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except the Liquid Assets and Money Market Funds) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission (“CFTC”) under which the Trust and the Funds avoid being deemed a “commodity pool” or a “commodity pool operator,” each Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options.    In general, the Funds intend to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund’s net assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options.    There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts.    There are several additional risks associated with transactions in commodity futures contracts.

Storage.    Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.    In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.    The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.    Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements.    Each Fund (except the Liquid Assets and Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Liquid Assets and Money Market Funds) may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Each Fund, except the CommodityRealReturn Strategy Fund, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes.    Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except the CommodityRealReturn Strategy Fund, will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the Liquid Assets, Money Market and Municipal Bond Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

Certain of the Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the Liquid Assets and Money Market Funds). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.

Social Investment Policies

The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment objective, except for the Global Bond Fund II, as set forth in the Prospectuses under “Investment Objectives and Policies,” together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

(1)
A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Liquid Assets and Money Market Funds may concentrate their investments in securities or obligations issued by U.S. banks).

(2)
A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the California Intermediate Municipal Bond, California Municipal Bond, Commercial Mortgage Securities, CommodityRealReturn Strategy, Emerging Markets Bond, Foreign Bond, Global Bond, Global Bond II, New York Municipal Bond Fund, Real Return and Real Return Asset Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)
A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction “F”).

(5)
A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
A Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)
Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9)	The Municipal Bond and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

(10)
The California Intermediate Municipal Bond and California Municipal Bond Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11)	The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the term “asset,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(A)
A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Liquid Assets and Money Market Funds) (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B)
A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)
A Fund may not invest more than 5% of the total assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

(D)
The Global Bond Fund II may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E)
A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

(F)	The Global Bond Fund II may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.
(G)	In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

(1)	The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

(2)	The Total Return Mortgage Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.
(3)	The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.
(4)	The High Yield Fund will invest, under normal circumstances, at least 80% of its assets in high yield investments.
(5)	The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.
(6)	The Global Bond and Global Bond II Funds will invest, under normal circumstances, at least 80% of their assets in bond investments.
(7)	The Foreign Bond Fund will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.
(8)	The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.
(9)	The Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.
(10)	The European Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments that are tied economically to Europe.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Currency Hedging.    In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the Convertible, Emerging Markets Bond, and Global Bond Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement.

To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction No. 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. The Funds have filed an application seeking an order from the SEC to permit the Funds to enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of Total Return Fund in Japan

In connection with an offering of Administrative Class shares of the Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. These non-fundamental policies will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1)	The Trust will not sell shares of the Total Return Fund in Japan except through PIMCO Advisors Distributors LLC.
(2)	The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.
(3)
The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total Return Fund acquired by Japanese investors as required by Article 26, Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

(4)
The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the Total Return Fund.

(5)
The Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6)
The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7)
The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8)
None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

If any of the foregoing standards shall, at any time when shares of the Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees[1]
Brent R. Harris (43) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.	69	None
R. Wesley Burns (43) President and Trustee	07/1987 to present	Managing Director, PIMCO. President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; and Senior Vice President, PIMCO Strategic Global Government Fund, Inc. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None
Independent Trustees
Guilford C. Babcock (71) Trustee	04/1987 to present	Private Investor; Professor of Finance Emeritus, University of Southern California; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

*	The ages of the individuals listed below are as of January 17, 2003.

†	Trustees serve until their successors are duly elected and qualified.

[1]	Mr. Harris and Mr. Burns are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

E. Philip Cannon (62) Trustee	12/1999 to present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO Funds: Multi-Manager Series; President, Houston Zoo. Formerly, Headmaster, St. John’s School, Houston, Texas; Trustee of PIMCO Advisors Funds and Cash Accumulation Trust.	107	None
Vern O. Curtis (68) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	68	Director, Public Storage Business Parks, Inc., (a Real Estate Investment Trust); Director, Fresh Choice, Inc. (restaurant company).
J. Michael Hagan (63) Trustee	12/1999 to present	Private Investor and Business Consultant. Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Member of the Board of Regents at Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater. Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing); Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation.
Thomas P. Kemp (72) Trustee	04/1987 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust. Formerly, Co-Chairman, U.S. Committee to Assist Russian Reform.	68	Chairman, OneTouch Technologies Corp.
William J. Popejoy (64) Trustee	08/1995 to present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Variable Insurance Trust; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Chairman, PacPro and Director, California State Lottery.	68	None

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Michael G. Dow (39) Senior Vice President	08/1995 to present	Senior Vice President, PIMCO.
William H. Gross (58) Senior Vice President	04/1987 to present	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc; and Senior Vice President, PIMCO Variable Insurance Trust.
Margaret Isberg (46) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
John S. Loftus (43) Senior Vice President	02/2001 to present	Managing Director, PIMCO; and Vice President and Secretary, StocksPLUS Management, Inc.
Jeffrey M. Sargent (40) Senior Vice President	02/1993 to present
Senior Vice President, PIMCO, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.; Vice President, PIMCO Funds: Multi-Manager Series. Formerly, Vice President, PIMCO.

Leland T. Scholey (50) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Raymond C. Hayes (58) Vice President	02/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Jim Johnstone (38) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.
Thomas J. Kelleher, III (52) Vice President	02/1998 to present	Vice President, PIMCO.
Henrik P. Larsen (32) Vice President	02/1999 to present
Vice President, PIMCO, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Strategic Global Government Fund, Inc. and PIMCO Funds: Multi-Manager Series. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (36) Vice President	02/1998 to present	Vice President, PIMCO. Formerly, associated with Fidelity Investments Institutional Services Company.

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

James F. Muzzy (63) Vice President	04/1987 to present
Managing Director, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Douglas J. Ongaro (41) Vice President	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
David J. Pittman (55) Vice President	02/1998 to present	Vice President, PIMCO. Formerly, a senior executive with Bank of America, the Northern Trust Co. and NationsBank.
Mark A. Romano (44) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and associated with Wells Fargo’s institutional money management group and First Interstate’s Pacifica family of mutual funds.
Scott M. Spalding (33) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.
William S. Thompson, Jr. (57) Vice President	11/1993 to present
Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc.; Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; and Senior Vice President, PIMCO Variable Insurance Trust.

Michael J. Willemsen (43) Vice President	02/2002 to present
Vice President, PIMCO, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. Formerly, Assistant Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Variable Insurance Trust and PIMCO Commercial Mortgage Securities Trust, Inc.

John P. Hardaway (45) Treasurer	08/1990 to present
Senior Vice President, PIMCO. Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Strategic Global Government Fund, Inc. and PIMCO Funds: Multi-Manager Series. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Secretary	08/1995 to present
Specialist, PIMCO. Secretary, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.; and Assistant Secretary, PIMCO Funds: Multi-Manager Series. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present
Vice President, PIMCO. Assistant Treasurer, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Strategic Global Government Fund, Inc. and PIMCO Funds: Multi-Manager Series. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLC.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2001.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Guilford C. Babcock	None	-0-
R. Wesley Burns	Over $100,000	Over $100,000
E. Philip Cannon	None	Over $100,000
Vern O. Curtis	Over $100,000	Over $100,000
J. Michael Hagan	None	-0-
Brent R. Harris	Over $100,000	Over $100,000
Thomas P. Kemp	$10,001–$50,000	$10,001–$50,000
William J. Popejoy	None	-0-

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his or her immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2001.

Name of Trustee or Nominee	Name of Owners and Relationships to Trustee or Nominee	Company	Title of Class	Value of Securities	Percent of Class
Guilford C. Babcock	None	None	None	None	None
E. Philip Cannon	None	None	None	None	None
Vern O. Curtis	None	None	None	None	None
J. Michael Hagan	None	None	None	None	None
Thomas P. Kemp	None	None	None	None	None
William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Funds;

•	an officer of the Funds;

•
an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•
an officer or an investment company, or a person that would by an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•	the investment adviser or principal underwriter of the Funds;

•	an officer of the investment adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust’s independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2002, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Audit Committee.

The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of all of the Trust’s Board members. The Valuation Committee held two meetings during the last fiscal year.

The Trust also has a Nominating Committee, composed of independent Trustees (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp, and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended March 31, 2002, there were no meetings of the Nominating Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2002.

Name and Position	Aggregate Compensation from Trust[1]		Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Guilford C. Babcock, Trustee	$93,750		$93,750
E. Philip Cannon, Trustee	$107,820	[3]	$182,320	[4]
Vern O. Curtis, Trustee	$98,720		$98,720
J. Michael Hagan, Trustee	$95,000		$95,000
Thomas P. Kemp, Trustee	$95,000		$95,000
William J. Popejoy, Trustee	$95,000		$95,000

1              Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 2002, the unaffiliated Trustees as a group received compensation in the amount of $449,530.

2              Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO Commercial Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2001, the unaffiliated Directors as a group received compensation in the amount of $70,143.

The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2001, the unaffiliated Trustees as a group received compensation in the amount of $64,393.

3              The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2001, Mr. Cannon elected to have $11,500 and $10,500 in compensation deferred from the PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust, respectively. For fiscal year ended March 31, 2002, Mr. Cannon elected to have $95,000 in compensation from the Trust deferred.

4              Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager Series which has adopted a deferred compensation plan. For the fiscal year ended December 31, 2001, Mr. Cannon elected to have $73,000 in compensation from that Trust deferred.

Investment Adviser

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America’s sole general partner is Allianz PacLife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America LLC which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund pursuant to an asset allocation sub-advisory agreement (“Asset Allocation Agreement”). Research Affiliates was organized in March 2002 and is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $301.7 billion of assets under management as of September 30, 2002.

Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2001, the Allianz Group (including PIMCO) had assets under management of more than $1.02 trillion.

Significant institutional shareholders of Allianz AG currently include Münchener Rückversicherungs-Gesellschaft AG (“Munich Re”) and Bayerische Hypo-und Vereinsbank AG (“HypoVereinsbank”). These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the “Affiliated Brokers”), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Agreement

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions.”

PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

PIMCO is responsible for determining how the assets of the Strategic Balanced Fund are allocated and reallocated from time to time between the Underlying Funds. The Fund does not pay any fees to PIMCO in return for these services under the Advisory Agreement. The Fund does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

Continuation of the Advisory Contract was last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties (“Independent Trustees”), at a meeting held on August 21, 2001. In determining whether to continue the Advisory Contract, the Trustees considered the fees and expenses paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of PIMCO’s relationship with the Funds. The Trustees also considered the nature and quality of services provided under the Advisory Contract, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Trustees also considered the terms of the Trust’s Administration Agreement and the fees paid and services provided to the Funds under their “unified fee” structure. In addition, the Trustees considered the relationships among PIMCO, Allianz AG, and their affiliates, including any collateral benefits received by PIMCO or its affiliates due to PIMCO’s relationship with the Funds. The Trustees also considered PIMCO’s representations concerning its staffing, capabilities and methodologies applied in managing the Funds, including the importance of retention of personnel with relevant portfolio management experience. Upon completion of the Board’s review and discussion, the Trustees concluded that the investment advisory fees payable to PIMCO under the Advisory Contract are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Advisory Contract between the Trust and PIMCO for one year.

PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund pursuant to an Asset Allocation Agreement. Under the Asset Allocation Agreement, Research Affiliates is responsible for the management of the Fund and determining how the assets of the Fund are allocated and reallocated from time to time among the Underlying Funds. For services provided to the All Asset Fund, PIMCO (not the Trust) pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Fund. The Fund also indirectly pays a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests. Research Affiliates is not compensated directly by the All Asset Fund.

Under the terms of the Asset Allocation Agreement, Research Affiliates is obligated to manage the All Asset Fund in accordance with applicable laws and regulations. The Asset Allocation Agreement will continue in effect with respect to the All Asset Fund for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Asset Allocation Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to manage the portfolio of the Fund, PIMCO will either assume full responsibility for the management of the Fund, or retain a new asset allocation sub-adviser, subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Except for the Strategic Balanced Fund, PIMCO receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

Fund	Advisory Fee Rate
Liquid Assets Fund	0.10%

Money Market Fund	0.15%
All Asset and Short Duration Municipal Income Funds	0.20%
Commercial Mortgage Securities, Convertible, Real Return Asset, StocksPLUS and StocksPLUS Short Strategy Funds	0.40%
Emerging Markets Bond Fund	0.45%
CommodityRealReturn Strategy and StocksPLUS Total Return Funds	0.49%
European Convertible Fund	0.50%
All other Funds	0.25%

For the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
California Intermediate Municipal Bond Fund	$245,724	$235,549	$6,312
California Municipal Bond Fund	38,652	23,189	N/A
Convertible Fund	177,766	592,451	266,262
Emerging Markets Bond Fund	475,043	211,416	86,725
European Convertible Fund	25,385	8,367	N/A
Foreign Bond Fund	1,833,823	1,477,689	1,455,350
Global Bond Fund	799,652	731,816	682,166
Global Bond Fund II	197,770	191,774	143,465
GNMA	117,225	20,257	10,454
High Yield Fund	7,996,501	7,084,431	8,796,696
Investment Grade Corporate Bond Fund	14,792	12,277	N/A
Long-Term U.S. Government Fund	1,320,155	1,026,205	863,294
Low Duration Fund	13,116,919	10,648,205	10,480,477
Low Duration Fund II	1,177,684	1,517,422	1,154,518
Low Duration Fund III	122,127	99,814	69,310
Moderate Duration Fund	1,627,129	1,179,075	859,866
Money Market Fund	541,950	595,731	754,997
Municipal Bond Fund	272,823	153,408	140,711
New York Municipal Bond Fund	12,643	8,227	4,402
Real Return Fund	5,064,008	1,358,282	286,410
Real Return Fund II	3,371	N/A	N/A
Real Return Asset Fund	31,567	N/A	N/A
Short Duration Municipal Income Fund	31,171	26,241	12,387
Short-Term Fund	3,548,056	1,707,119	1,610,960
StocksPLUS Fund	3,938,464	5,319,379	5,710,564
Strategic Balanced Fund	0	217,176	526,900
Total Return Fund	118,913,898	89,506,328	72,341,826
Total Return Fund II	4,368,499	3,840,097	2,997,701
Total Return Fund III	2,130,614	1,970,439	1,435,291
Total Return Mortgage Fund	119,995	41,637	10,026

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

	Administrative Fee Rate
Fund	Institutional and Administrative Class	Advisor Class	Class A, B and C	Class D*	Class J and K	Class R
All Asset Fund	0.05%	0.15%	N/A	N/A	N/A	N/A
California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds	0.22%	0.32%	0.40%**	0.60%	0.25%	N/A
CommodityRealReturn Strategy Fund	0.25%	0.35%	0.50%	0.50%	N/A	0.50%
Emerging Markets Bond Fund	0.40%	0.50%	0.55%	0.80%	0.30%	0.55%
Foreign Bond Fund	0.25%	0.35%	0.45%	0.70%	0.25%	0.45%
Global Bond Fund	0.30%	0.40%	0.45%	0.70%	0.30%	N/A
Global Bond II Fund	0.30%	0.40%	0.45%	0.70%	0.30%	0.45%
GNMA Fund	0.25%	0.35%	0.40%***	0.75%	0.25%	0.40%
Investment Grade Corporate Bond Fund	0.25%	0.35%	N/A	N/A	0.25%	N/A
Liquid Assets Fund	0.05%	N/A	N/A	N/A	N/A	N/A
Low Duration and Total Return Funds	0.18%	0.20%	0.40%	0.50%	0.25%	0.40%
Moderate Duration Fund	0.20%	0.30%	0.40%	0.65%	0.25%	N/A
Money Market Fund	0.20%	0.30%	0.40%**	0.45%	0.25%	0.40%
Municipal Bond Fund	0.24%	0.30%	0.40%**	0.60%	0.25%	N/A
Real Return Fund	0.20%	0.30%	0.40%	0.65%	0.25%	0.40%
Real Return Fund II	0.20%	0.30%	0.40%	0.65%	N/A	N/A
Real Return Asset Fund	0.25%	0.35%	0.40%	0.65%	N/A	N/A
Short Duration Municipal Income Fund	0.19%	0.29%	0.40%**	0.60%	0.25%	N/A
Short-Term Fund	0.20%	0.20%	0.40%**	0.50%	0.25%	0.40%
StocksPLUS Total Return Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
Strategic Balanced Fund	0.05%	0.15%	0.40%	0.65%	0.25%	0.40%
All other Funds	0.25%	0.35%	0.40%	0.65%	0.25%	0.40%

*
As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

**
Effective January 1, 2003, the administrative fee for the California Intermediate Municipal Bond, California Municipal Bond, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds will be increased from the current rate of 0.35% to a rate of 0.40% of each Fund’s average daily net assets.

***	On December 1, 2002, the GNMA Fund’s administrative fee was reduced by 0.10% to 0.40% per annum.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The All Asset and Strategic Balanced Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which each Fund invests.

The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust’s Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5, 2000, as supplemented from time to time, was last approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 21, 2001. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

For the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate amount of the administrative fees paid by each operational Fund was as follows:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
California Intermediate Municipal Bond Fund	$253,580	$257,061	$6,412
California Municipal Bond Fund	39,181	22,381	N/A
Convertible Fund	146,125	405,525	172,987
Emerging Markets Bond Fund	445,517	191,697	79,064
European Convertible Fund	12,707	4,154	N/A
Foreign Bond Fund	2,252,160	1,757,855	1,668,942
Global Bond Fund	959,541	878,179	818,605
Global Bond Fund II	261,251	247,485	192,384
GNMA	172,922	20,262	10,454
High Yield Fund	9,812,572	8,316,046	10,201,282
Investment Grade Corporate Bond Fund	14,792	12,277	N/A
Long-Term U.S. Government Fund	1,632,901	1,199,085	1,007,625
Low Duration Fund	11,333,576	8,636,136	8,469,311
Low Duration Fund II	1,177,684	1,513,253	1,154,518
Low Duration Fund III	122,423	99,853	69,259
Moderate Duration Fund	1,301,704	943,260	687,893
Money Market Fund	1,012,402	1,055,918	1,325,685
Municipal Bond Fund	339,822	196,287	189,404
New York Municipal Bond Fund	13,247	7,942	4,234
Real Return Fund	6,326,433	1,559,146	333,697
Real Return Fund II	2,697	N/A	N/A
Real Return Asset Fund	15,887	N/A	N/A
Short Duration Municipal Income Fund	29,651	24,945	11,770
Short-Term Fund	3,679,902	1,529,935	1,445,630
StocksPLUS Fund	3,256,936	4,439,129	4,783,693
Strategic Balanced Fund	138,137	223,761	353,282
Total Return Fund	100,611,284	73,048,093	58,764,667
Total Return Fund II	4,379,226	3,839,588	2,997,701
Total Return Fund III	2,130,813	1,970,778	1,435,291
Total Return Mortgage Fund	158,102	43,807	10,179

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Advisors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust offers ten classes of shares: Class A, Class B, Class C, Class D, Class J, Class K, Class R, the Institutional Class, the Administrative Class, and the Advisor Class.

Class A, Class B and Class C shares of the Trust are offered through firms (“participating brokers”) which are members of the NASD, Inc. (“NASD”), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in particular investment products, programs or accounts for which a fee may be charged.

Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S. investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectus and SAI.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529 Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and SAI.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer’s investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Advisor Class shares are offered primarily through broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Advisor Class shareholders.

The Trust has adopted a Fourth Amended and Restated Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Class A, B and C Prospectus under the caption “Investment Options (Class A, B and C Shares),” Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Distributor received an aggregate of $22,855,033, $6,167,114 and $4,625,293, respectively, and retained $3,066,255, $949,986 and $618,123, respectively, in initial sales charges paid by Class A shareholders of the Trust.

As described in the Class A, B and C Prospectus under the caption “Investment Options (Class A, B and C Shares),” a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Institutional Class, Advisor Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
Class A	$801,591	$1,295,898	$337,940
Class B	6,489,465	5,221,113	5,822,553
Class C	1,185,520	508,383	1,077,578

In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the text of the Class A, B and C Prospectus under the caption “Management of the Trust—Distribution and Servicing (12b-1) Plans,” and in the Class R Prospectus under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the “Retail Plans”), as well as Class R shares, as described in the Class A, B and C Prospectus and the Class R Prospectus, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus and the Class R Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class A	Servicing Fee(1)	Distribution Fee(1)

Money Market Fund	0.10%	N/A

All other Funds	0.25%	None

Class B(2)

All Funds	0.25%	None

Class C—Shares purchased on or after 7/1/91(3)

Money Market Fund	0.10%	0.00%

Short-Duration Municipal Income and Short Term Funds	0.25%	0.30%

California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Real Return, Municipal Bond and StocksPLUS Funds	0.25%	0.50%

All other Funds	0.25%	0.65%
Class C—Shares purchased before 7/1/91

Money Market Fund	0.10%	0.00%

All other Funds	0.25%	None

(1)
Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)	Payable only with respect to shares outstanding for one year or more.

(3)	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sale. Pacific Investment Management (in its capacity as administrator) may also pay participating brokers and other intermediaries for sub-transfer agency and other services.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan

For the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Trust paid the Distributor an aggregate of $14,494,419, $8,055,920 and $6,082,941, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following Funds:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
California Intermediate Municipal Bond Fund	$55,208	$68,463	$795
California Municipal Bond Fund	7,486	252	N/A
Convertible Fund	14,260	15,351	3,505
Emerging Markets Bond Fund	10,672	1,331	587
European Convertible Fund	25	9	N/A
Foreign Bond Fund	243,819	167,687	107,878
Global Bond Fund II	9,781	5,559	6,937
GNMA Fund	33,949	N/A	N/A
High Yield Fund	876,436	491,894	471,207
Long-Term U.S. Government Fund	257,041	131,419	81,888
Low Duration Fund	1,214,265	620,464	566,330
Money Market Fund	55,469	63,732	109,208

Municipal Bond Fund	39,445	19,443	22,682
New York Municipal Bond Fund	3,050	51	12
Real Return Fund	751,242	103,952	25,380
Short-Term Fund	1,050,486	204,603	209,633
StocksPLUS Fund	270,436	367,939	416,904
Strategic Balanced Fund	9,666	10,098	6,235
Total Return Fund	9,576,009	5,783,098	4,053,760
Total Return Mortgage Fund	15,675	576	N/A

During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $11,855,424; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,638,994. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
California Intermediate Municipal Bond Fund	$34,631	$7,709	$42,340
California Municipal Fund	3,085	687	3,772
Convertible Fund	6,468	1,440	7,908
Emerging Markets Bond Fund	23,447	5,219	28,666
European Convertible Fund	15	3	18
Foreign Bond Fund	169,381	37,704	207,085
Global Bond Fund II	7,941	1,768	9,709
GNMA Fund	48,282	10,747	59,029
High Yield Fund	822,806	183,155	1,005,961
Long-Term U.S. Government Fund	167,847	37,362	205,209
Low Duration Fund	1,245,483	277,242	1,522,725
Money Market Fund	74,161	16,508	90,669
Municipal Bond Fund	32,114	7,149	39,263
New York Municipal Bond Fund	3,275	729	4,004
Real Return Fund	799,004	177,857	976,861
Short-Term Fund	1,148,705	255,699	1,404,404
StocksPLUS Fund	165,689	36,882	202,571
Strategic Balanced Fund	6,112	1,360	7,472
Total Return Fund	7,086,345	1,577,407	8,663,752
Total Return Mortgage Fund	10,633	2,367	13,000

Payments Pursuant to Class B Plan

For the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Trust paid the Distributor an aggregate of $24,609,833, $15,793,100 and $14,835,909, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
Convertible Fund	$59,733	$48,249	$6,285
Emerging Markets Bond Fund	38,985	12,778	8,171
Foreign Bond Fund	316,086	258,249	236,078
Global Bond Fund II	58,059	45,017	49,328
GNMA Fund	41,071	N/A	N/A
High Yield Fund	3,712,799	2,952,887	3,180,767
Long-Term U.S. Government Fund	643,477	385,053	375,143
Low Duration Fund	1,305,471	766,462	720,752
Money Market Fund	398,263	239,885	182,595

Municipal Bond Fund	122,549	58,902	58,146
Real Return Fund	2,113,937	250,760	77,808
Short-Term Fund	86,041	66,389	47,772
StocksPLUS Fund	2,205,080	3,235,886	3,441,224
Strategic Balanced Fund	84,873	102,592	65,297
Total Return Fund	13,389,734	7,368,323	6,386,543
Total Return Mortgage Fund	33,675	1,667	N/A

During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $20,180,065; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $4,429,770. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
Convertible Fund	$39,828	$8,743	$48,571
Emerging Markets Bond Fund	69,172	15,184	84,356
Foreign Bond Fund	222,493	48,840	271,333
Global Bond Fund II	42,308	9,287	51,595
GNMA Fund	83,826	18,401	102,227
High Yield Fund	2,871,733	630,380	3,502,113
Long-Term U.S. Government Fund	432,863	95,019	527,882
Low Duration Fund	1,301,404	285,674	1,587,078
Money Market Fund	254,042	55,765	309,807
Municipal Bond Fund	118,983	26,118	145,101
Real Return Fund	2,360,671	518,196	2,878,867
Short-Term Fund	72,551	15,926	88,477
StocksPLUS Fund	1,290,024	283,176	1,573,200
Strategic Balanced Fund	51,406	11,284	62,690
Total Return Fund	10,931,529	2,399,604	13,331,133
Total Return Mortgage Fund	37,232	8,173	45,405

Payments Pursuant to Class C Plan

For the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Trust paid the Distributor an aggregate of $26,882,400, $15,860,701 and $15,752,921, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
Convertible Fund	$116,667	$125,211	$23,512
Emerging Markets Bond Fund	28,699	5,161	2,646
Foreign Bond Fund	413,771	312,825	302,947
Global Bond Fund II	62,333	48,452	57,768
GNMA Fund	55,321	N/A	N/A
High Yield Fund	4,243,004	3,316,077	3,820,412
Long-Term U.S. Government Fund	404,818	248,741	259,510
Low Duration Fund	1,688,011	834,108	886,691
Money Market Fund	97,829	87,507	85,213
Municipal Bond Fund	284,954	212,868	250,017
Real Return Fund	2,092,955	271,991	63,886
Short-Term Fund	656,575	105,798	96,622
StocksPLUS Fund	1,492,602	2,018,908	2,258,967

Strategic Balanced Fund	150,768	128,151	67,806
Total Return Fund	15,040,655	8,139,338	7,576,924
Total Return Mortgage Fund	53,437	5,566	N/A

During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $22,043,568; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $4,838,832.

These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
Convertible Fund	$52,742	$11,577	$64,319
Emerging Markets Bond Fund	65,550	14,389	79,939
Foreign Bond Fund	251,008	55,099	306,107
Global Bond Fund II	36,428	7,996	44,425
GNMA Fund	91,320	20,046	111,366
High Yield Fund	2,821,779	619,415	3,441,194
Long-Term U.S. Government Fund	219,595	48,204	267,799
Low Duration Fund	2,253,862	494,750	2,748,612
Money Market Fund	438,522	96,261	534,783
Municipal Bond Fund	253,348	55,613	308,961
Real Return Fund	2,712,082	595,335	3,307,417
Short-Term Fund	1,337,317	293,557	1,630,874
StocksPLUS Fund	987,550	216,779	1,204,329
Strategic Balanced Fund	79,977	17,556	97,533
Total Return Fund	10,392,126	2,281,198	12,673,324
Total Return Mortgage	50,361	11,055	61,416

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust’s current Plans, were in effect prior to January 17, 1997 in respect of the series of PAF that was the predecessor of the Global Bond Fund II. As of March 31, 2002, such expenses were approximately $45,121,000 in excess of payments under the Class A Plan, $93,447,000 in excess of payments under the Class B Plan and $18,190,000 in excess of payments under the Class C Plan.

The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2002 was as follows:

Fund	Class A	Class B	Class C
California Intermediate Municipal Bond Fund	$131,804	N/A	N/A
California Municipal Fund	11,742	N/A	N/A
Convertible Fund	24,619	$184,428	$43,522
Emerging Markets Bond Fund	89,236	320,310	54,091
European Convertible Fund	58	N/A	N/A
Foreign Bond Fund	644,652	1,030,287	207,128
Global Bond Fund II	30,223	195,914	30,060
GNMA Fund	183,758	388,168	75,356
High Yield Fund	3,131,547	13,298,018	2,328,487
Long-Term U.S. Government Fund	638,813	2,004,441	181,207

Fund	Class A	Class B	Class C
Low Duration Fund	4,740,230	6,026,358	1,859,851
Money Market Fund	282,252	1,176,384	361,861
Municipal Bond Fund	122,225	550,970	209,059
New York Municipal Bond Fund	12,465	N/A	N/A
Real Return Fund	3,040,961	10,931,465	2,237,967
Short-Term Fund	4,371,898	335,957	1,103,533
StocksPLUS Fund	630,600	5,973,660	814,910
Strategic Balanced Fund	23,261	238,042	65,996
Total Return Fund	26,970,186	50,620,187	8,575,417
The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 2002 was as follows:
Fund	Class A	Class B	Class C
California Intermediate Municipal Bond Fund	0.58%	N/A	N/A
California Municipal Fund	0.58	N/A	N/A
Convertible Fund	0.58	2.98%	0.44%
Emerging Markets Bond Fund	0.58	2.98	0.44
European Convertible Fund	0.58	N/A	N/A
Foreign Bond Fund	0.58	2.98	0.44
Global Bond Fund II	0.58	2.98	0.44
GNMA Fund	0.58	2.98	0.44
High Yield Fund	0.58	2.98	0.44
Long-Term U.S. Government Fund	0.58	2.98	0.44
Low Duration Fund	0.58	2.98	0.44
Money Market Fund	0.58	2.98	0.44
Municipal Bond Fund	0.58	2.98	0.44
New York Municipal Bond Fund	0.58	N/A	N/A
Real Return Fund	0.58	2.98	0.44
Short-Term Fund	0.58	2.98	0.44
StocksPLUS Fund	0.58	2.98	0.44
Strategic Balanced Fund	0.58	2.98	0.44
Total Return Fund	0.58	2.98	0.44

Distribution and Administrative Services Plans for Administrative Class and Advisor Class Shares

The Trust has adopted separate Administrative Services Plans and Administrative Distribution Plans (together, the “Administrative Plans”) with respect to the Administrative Class and the Advisor Class shares of each Fund. The Administrative Class and Advisor Class are each subject to their own Administrative Plans.

Under the terms of each class’s Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class, on an annual basis of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and the Advisor Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares and Advisor Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of each class’s Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders and Advisor Class shareholders of the Funds. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may be the recipient of fees under each class’s Administrative Distribution Plan and Administrative Services Plan, with respect to that particular class of shares, but may not receive fees under both plans of the same class, with respect to the same assets of either the Administrative Class shares or the Advisor Class shares. Fees paid pursuant to either of the Administrative Plans of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each of the Administrative Plans has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plans that they will have with respect to the Administrative Distribution Plans.

Each of the Administrative Plans provides that it may not be amended to materially increase the costs which Administrative Class or Advisor Class shareholders may bear under the Administrative Plans without the approval of a majority of the outstanding voting securities of the Administrative Class or Advisor Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each of the Administrative Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. Each of the Administrative Distribution Plans further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class or the Advisor Class, as applicable.

Each of the Administrative Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each of the Administrative Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each of the Administrative Plans is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the Administrative Plans provides that expenses payable under the Administrative Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the respective average daily net assets of the Administrative Class or the Advisor Class, as applicable, shares may be used in any month to pay expenses under that class’s Administrative Plans. Each of the Administrative Plans requires that the Administrative Class shares and the Advisor Class shares incur no interest or carrying charges.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by NASD rules.

Institutional Class, Administrative Class and Advisor Class shares of the Trust may also be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class or Advisor Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Payments Pursuant to the Administrative Plans for Administrative Class Shares

For the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, the Trust paid qualified service providers an aggregate amount of $20,737,705, $11,849,697 and $8,385,679, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds listed below as follows:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
California Intermediate Municipal Bond Fund	$4,258	$3,614	$14
Convertible Fund	460	629	N/A
Emerging Markets Bond Fund	22,348	25,087	22,231
Foreign Bond Fund	46,404	18,800	10,669
Global Bond Fund	8,572	5,633	7,261
High Yield Fund	1,337,821	1,054,052	772,780
Long-Term U.S. Government Fund	179,913	116,546	98,704
Low Duration Fund	543,855	345,320	307,872
Low Duration Fund II	224	92	528
Low Duration Fund III	30	26	50
Money Market Fund	38,733	21,069	22,491
Municipal Bond Fund	17,180	10,305	6,275
Real Return Fund	337,185	41,269	N/A
Short-Term Fund	162,223	16,697	15,160
StocksPLUS Fund	107,135	88,080	95,242
Strategic Balanced Fund	2,354	1,495	852
Total Return Fund	17,670,766	9,917,611	6,890,843
Total Return Fund II	231,438	156,989	125,952
Total Return Fund III	20,627	26,382	8,755
Total Return Mortgage Fund	6,179	N/A	N/A

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described under “Management of the Trust- Fund Administrator,” the Funds’ Administration Agreement includes a plan (the “Class D Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan

For the fiscal year ended March 31, 2002, March 31, 2001 and March 31, 2000, the Trust paid $2,302,640, $612,076 and $263,567, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
California Intermediate Municipal Bond Fund	$1,884	$124	$4
California Municipal Bond Fund	28	17	N/A
Convertible Fund	19	23	N/A
Emerging Markets Bond Fund	11,375	26	N/A
Foreign Bond Fund	96,639	39,752	24,358
GNMA Fund	439	N/A	N/A
High Yield Fund	161,769	66,440	46,520
Low Duration Fund	137,440	36,164	22,629
Municipal Bond Fund	7,739	2,082	1,175
New York Municipal Bond Fund	254	49	4
Real Return Fund	641,758	77,474	12,683
Short Duration Municipal Income Fund	80	25	4
Short-Term Fund	95,941	13,325	8,920
StocksPLUS Fund	6,472	7,701	6,829

Strategic Balanced Fund	2,899	768	439
Total Return Fund	1,111,975	366,874	139,747
Total Return Mortgage Fund	25,929	1,233	255

Distribution and Servicing Plan for Class J and Class K Shares

Class J and Class K each has a separate distribution and servicing plan (the “Class J-K Plans”). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

As stated in the Prospectus relating to Class J and Class K shares under the caption “Service and Distribution Fees,” the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

Each Class J-K Plan may be terminated with respect to any Fund to which the Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Class J-K Plans will provide benefits to the Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class R shares are discussed in the Class A, B and C, Class D and Class R Prospectuses under the headings “Buying Shares,” “Exchanging Shares,” and “Selling Shares,” and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Advisor Class shares are discussed in the Advisor Class Prospectus under the headings “Purchasing Shares,” “Exchange Privilege,” and “Redeeming Shares,” and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares and Class J and Class K shares are discussed in the Institutional Prospectus under the headings “Purchasing Shares,” “Exchange Privilege,” and “Redeeming Shares,” and in the Guide (with respect to Class A, B, C and R shares only), and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Trust.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO’s own resources.

As described in the Class A, B and C, Class D and Class R Prospectuses under the caption “Exchanging Shares,” and in the Institutional and Advisor Class Prospectuses under the caption “Exchange Privilege,” and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund (except for the Liquid Assets Fund) for shares of any other Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A, B and C Prospectus under “Alternative Purchase Arrangements.”

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional Class, Administrative Class and Advisor Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in PIMCO’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

For the fiscal years ended March 31, 2002, 2001 and 2000, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 3/31/02	Year Ended 3/31/01	Year Ended 3/31/00
California Intermediate Municipal Bond Fund(1)	N/A	5,773	N/A
California Municipal Bond Fund(1)	N/A	3,129	N/A
Convertible Fund(1)	17,651	51,074	42,762
Emerging Markets Bond Fund	N/A	N/A	N/A
European Convertible Fund	1,323	N/A	N/A
Foreign Bond Fund	119,155	62,546	22,609
Global Bond Fund	45,116	32,198	11,585
Global Bond Fund II	13,576	10,981	3,404
GNMA	N/A	N/A	N/A
High Yield Fund	49,675	39,005	11,250
Investment Grade Corporate Bond Fund	242	211	N/A
Long-Term U.S. Government Fund	238,861	569,363	81,067
Low Duration Fund	12,343	88,565	250,500
Low Duration Fund II	11	3,629	35,562
Low Duration Fund III	N/A	626	392
Moderate Duration Fund	36,520	26,455	58,169
Money Market Fund	N/A	N/A	N/A
Municipal Bond Fund(1)	N/A	5,847	N/A
New York Municipal Bond Fund(1)	N/A	429	N/A
Real Return Fund(1)	2,056	24,846	3,441
Real Return Fund II	N/A	N/A	N/A
Real Return Asset Fund	N/A	N/A	N/A
Short Duration Municipal Income Fund(1)	N/A	53	N/A
Short-Term Fund	3,672	875	1,000
StocksPLUS Fund(1)	73,094	251,648	275,913
Strategic Balanced Fund(2)	N/A	21,189	32,065
Total Return Fund	7,318,948	4,371,226	4,193,151
Total Return Fund II	344,783	230,995	230,914
Total Return Fund III	114,811	146,733	107,234
Total Return Mortgage Fund	N/A	40	63

(1)
Changes in the aggregate amount of brokerage commissions, markups and markdowns paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

(2)	Changes in the aggregate amount of brokerage commissions are attributable to changes in investment restrictions and policies.

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO receives research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities. The tables below describe the commissions, if any, paid by the Funds to affiliated brokers during the fiscal years ended March 31, 2002 and 2001.

Fiscal Year Ended March 31, 2002

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
Foreign Bond Fund	Deutsche Morgan	$20,304	17.03%	0.00%
Global Bond Fund	Deutsche Morgan	$4,432	9.82%	0.00%
Global Bond Fund II	Deutsche Morgan	$1,264	9.31%	0.00%
High Yield Fund	Deutsche Morgan	$24,286	48.89%	0.00%
Long-Term U.S. Government Fund	Deutsche Morgan	$68,953	28.86%	0.00%
Total Return Fund	Deutsche Morgan	$93,696	1.28%	0.00%
Total Return Fund II	Deutsche Morgan	$3,496	1.01%	0.00%
Total Return Fund III	Deutsche Morgan	$4,314	3.75%	0.00%
Fiscal Year Ended March 31, 2001
Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
Convertible Fund	Deutsche Bank	$1,250	2.44%	0.00%
Foreign Bond Fund	Deutsche Bank	$12,456	19.91%	0.00%
Global Bond Fund	Deutsche Bank	$4,873	15.13%	0.00%
Global Bond Fund II	Deutsche Bank	$1,390	12.65%	0.00%
Long-Term U.S. Government Fund	Deutsche Bank	$141,661	28.88%	0.00%
Low Duration Fund	Deutsche Bank	$204	0.23%	0.00%
Moderate Duration Fund	Deutsche Bank	$3,451	13.04%	0.00%
Real Return Fund	Deutsche Bank	$850	3.42%	0.00%

Short-Term Fund	Deutsche Bank	$875	100%	0.00%
Strategic Balanced Fund	Deutsche Bank	$43	0.20%	0.00%
Total Return Fund	Deutsche Bank	$170,564	3.90%	0.00%
Total Return Fund II	Deutsche Bank	$1,113	0.48%	0.00%
Total Return Fund III	Deutsche Bank	$1,686	1.14%	0.00%

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under “Financial Highlights” in the applicable Prospectus.

Because PIMCO does not expect to reallocate the Strategic Balanced Fund’s assets between the Underlying Funds on a frequent basis, the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects the portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

NET ASSET VALUE

Net Asset Value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. Net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For all Funds other than Liquid Assets and Money Market Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Liquid Assets and Money Market Funds’ securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the Liquid Assets and Money Market Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. If a Fund does not qualify as a regulated investment company in any year, then such Fund will be subject to federal income tax on its net income and gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, the shareholders would also be taxed on distributions of earnings.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Municipal Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed a ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Since certain of the Municipal Funds’ expenses attributable to earning tax-exempt income do not reduce such Fund’s current earnings and profits, it is possible that distributions, if any, in excess of such Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund’s remaining earnings and profits (i.e., the amount of such expenses).

Distributions

Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

A portion of the dividends paid by the StocksPLUS and StocksPLUS Total Return Funds may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

The All Asset and Strategic Balanced Funds will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which each Fund invests. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Depending on the All Asset and Strategic Balanced Funds’ percentage ownership in an Underlying Fund both before and after a redemption, each Fund’s redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset and Strategic Balanced Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

A Fund may be required to withhold up to 30.5% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Markets Bond, European Convertible, Foreign Bond, Global Bond or Global Bond II Funds’ total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Markets Bond, European Convertible, Foreign Bond, Global Bond or Global Bond II Funds’ income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Although the All Asset and Strategic Balanced Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and Strategic Balanced Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends:    Under the 1972 Convention and U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Income Tax on Sale of a Fund’s shares:    Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax:    A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes:    Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and the 1972 Convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of all Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. The Trust may, from time to time, include the yield and effective yield of the Liquid Assets and Money Market Funds, and the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

Current yield for the Liquid Assets and Money Market Funds will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Liquid Assets and Money Market Funds assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] – 1

The effective yield of the Money Market Fund for the seven day period ended March 31, 2002 was as follows: Institutional Class 1.84%, Administrative Class 1.58%, Class A 1.56%, Class B 0.68% and Class C 1.57%.

Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[( a-b + 1)6 – 1]
              cd

where a = dividends and interest earned during the period,

  b = expenses accrued for the period (net of reimbursements),

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

  d = the maximum offering price per share on the last day of the period.

For the one month period ended March 31, 2002, the SEC yield of the Funds was as follows (all numbers are annualized) (Advisor Class, Class J, Class K and Class R shares were not offered during the period listed):

SEC 30 Day Yield for Period
Ended March 31, 2002

Fund	Institutional Class	Administrative Class	Class A	Class B	Class C	Class D
California Intermediate Municipal Bond Fund	3.63%	3.38%	3.15%	N/A	N/A	3.25%
California Municipal Bond Fund	4.44	N/A	3.55	N/A	N/A	4.03
Convertible Fund	3.29	3.01	2.75	2.15%	2.14%	2.91
Emerging Markets Bond Fund	6.83	6.57	6.26	5.64	5.59	6.42
European Convertible Fund	1.95	N/A	1.49	N/A	N/A	N/A
Foreign Bond Fund	4.81	4.54	4.10	3.58	3.56	4.28
Global Bond Fund	6.59	6.34	N/A	N/A	N/A	N/A
Global Bond Fund II	4.94	N/A	4.35	3.90	3.78	N/A
GNMA	2.50	N/A	1.91	1.23	1.25	2.01
High Yield Fund	8.52	8.27	7.74	7.34	7.34	8.11
Investment Grade Corporate Bond Fund	6.56	N/A	N/A	N/A	N/A	N/A
Long-Term U.S. Government Fund	7.05	6.81	6.36	5.94	5.94	N/A
Low Duration Fund	4.29	4.04	3.70	3.06	3.31	3.97
Low Duration Fund II	3.63	3.35	N/A	N/A	N/A	N/A
Low Duration Fund III	3.42	3.19	N/A	N/A	N/A	N/A
Moderate Duration Fund	3.96	N/A	N/A	N/A	N/A	N/A
Money Market Fund	1.81	1.53	1.54	0.64	1.55	N/A
Municipal Bond Fund	3.76	3.51	3.29	2.63	2.89	3.38
New York Municipal Bond Fund	3.67	N/A	3.17	N/A	N/A	3.30
Real Return Fund	5.20	4.94	4.60	3.99	4.24	4.75
Real Return Fund II	5.22	N/A	N/A	N/A	N/A	N/A
Real Return Asset Fund	5.66	N/A	N/A	N/A	N/A	N/A
Short Duration Municipal Income Fund	2.51	N/A	N/A	N/A	N/A	2.14
Short-Term Fund	3.01	2.75	2.57	1.87	2.31	2.73
StocksPLUS Fund	2.56	2.33	2.09	1.40	1.65	2.15
Strategic Balanced Fund	4.47	4.22	3.73	3.14	3.15	4.47
Total Return Fund	4.40	4.14	3.74	3.16	3.16	4.07
Total Return Fund II	4.09	3.84	N/A	N/A	N/A	N/A
Total Return Fund III	4.98	4.73	N/A	N/A	N/A	N/A
Total Return Mortgage Fund	3.09	2.84	2.57	1.95	1.95	2.75

The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund’s portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Municipal Funds) should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

The Municipal Funds may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

Taxable income Filing Single	Taxable income Married filing jointly	Marginal tax rate*[a]	A tax-exempt yield of is equivalent to a taxable yield of
			3%	4%	5%	6%	7%
Up to $27,050**	Up to $45,200**	15%	3.53%	4.71%	5.88%	7.06%	8.24%
Over $27,050 but not over $65,550	Over $45,200 but not over $109,250	27%	4.11%	5.48%	6.85%	8.22%	9.59%
Over $65,550 but not over $136,750	Over $109,250 but not over $166,500	30%	4.29%	5.71%	7.14%	8.57%	10.00%
Over $136,750 but not over $297,350	Over $166,500 but not over $297,350	35%	4.62%	6.15%	7.69%	9.23%	10.77%
Over $297,350	Over $297,350	38.6%	4.89%	6.51%	8.14%	9.77%	11.40%

*
These marginal tax rates do not take into account the effect of the phase out of itemized deductions and personal exemptions. They represent tax-equivalent yields taking Federal income tax into account only. Any potential impact at the state income tax level has not been included. Source: Marginal tax rates are from The Economic Growth and Tax Relief Reconciliation Act of 2001, Pub. L. 107-16, 115 Stat. 38.

**
A new tax bracket of 10% has been created for a portion of the taxable income currently taxed at 15%. It applies to the first $6,000 of income for single individuals, $10,000 of income for heads of household and $12,000 for married couples filing jointly. After 2007, the bracket applies to the first $7,000 for single filers and $14,000 for married couples filing jointly.

[a]
Since new tax rates were implemented on July 1, 2001, the effective marginal income tax rates for the entire 2001 year are 27.5%, 30.5%, 35.5% and 39.1%. Beginning July 1, 2001, these new tax rates are phased in over a period of six years, as follows:

Tax Rates Prior to July 1, 2001:
	28%	31%	36%	39.6%

Tax Rates as of July 1, 2001:
2001-2003	27%	30%	35%	38.6%
2004-2005	26%	29%	34%	37.6%
2006 and beyond	25%	28%	33%	35%

As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 2002. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

Total Return for Periods Ended March 31, 2002*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

California Intermediate Municipal Bond	Institutional Return Before Taxes	4.15%	N/A	N/A	6.90%	08/31/99	08/31/99
	Institutional Return After Taxes on Distributions‡	2.77	N/A	N/A	6.28
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.41	N/A	N/A	6.18
	Administrative Return Before Taxes	3.90	N/A	N/A	6.65		09/07/99
	Class A Return Before Taxes	0.64	N/A	N/A	5.26		10/19/99
	Class A Return After Taxes on Distributions‡	-0.69	N/A	N/A	4.64
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	2.06	N/A	N/A	4.76
	Class D Return Before Taxes	3.77	N/A	N/A	6.51		01/31/00
	Class D Return After Taxes on Distributions‡	2.39	N/A	N/A	5.89
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	4.03	N/A	N/A	5.78

California Municipal Bond	Institutional Return Before Taxes	4.20%	N/A	N/A	8.84%	05/16/00	05/16/00
	Institutional Return After Taxes on Distributions‡	3.00	N/A	N/A	7.23
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.26	N/A	N/A	7.24
	Class A Return Before Taxes	0.69	N/A	N/A	6.67		07/31/00
	Class A Return After Taxes on Distributions‡	-0.47	N/A	N/A	5.09
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	1.92	N/A	N/A	5.41
	Class D Return Before Taxes	3.81	N/A	N/A	8.48		07/31/00
	Class D Return After Taxes on Distributions‡	2.62	N/A	N/A	6.87
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	3.88	N/A	N/A	6.88

Convertible	Institutional Return Before Taxes	-2.26%	N/A	N/A	6.53%	03/31/99	03/31/99
	Institutional Return After Taxes on Distributions‡	4.54	N/A	N/A	4.49
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	-1.42	N/A	N/A	4.35
	Administrative Return Before Taxes	-2.42	N/A	N/A	6.41		08/01/00
	Class A Return Before Taxes	-6.95	N/A	N/A	4.87		05/28/99
	Class A Return After Taxes on Distributions‡	-8.95	N/A	N/A	2.99
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	-4.29	N/A	N/A	3.07
	Class B Return Before Taxes	-7.92	N/A	N/A	4.74		05/28/99
	Class C Return Before Taxes	-4.32	N/A	N/A	5.66		05/28/99
	Class D Return Before Taxes	-2.60	N/A	N/A	6.45		08/01/00
	Class D Return After Taxes on Distributions‡	-4.71	N/A	N/A	4.52
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	-1.62	N/A	N/A	4.33
	Class R Return Before Taxes	-2.89	N/A	N/A	5.85		12/31/02

Fund	Class	1 Year	5 Years	10 years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

Emerging Markets Bond	Institutional Return Before Taxes	31.46%	N/A	N/A	12.21%	07/31/97	07/31/97
	Institutional Return After Taxes on Distributions‡	24.55	N/A	N/A	6.89
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	18.80	N/A	N/A	6.84
	Administrative Return Before Taxes	31.11	N/A	N/A	11.92		09/30/98
	Class A Return Before Taxes	24.99	N/A	N/A	10.66		07/31/97
	Class A Return After Taxes on Distributions‡	18.63	N/A	N/A	5.58
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	14.89	N/A	N/A	5.71
	Class B Return Before Taxes	24.93	N/A	N/A	10.62		07/31/97
	Class C Return Before Taxes	28.91	N/A	N/A	10.94		07/31/97
	Class D Return Before Taxes	30.94	N/A	N/A	11.79		03/31/00
	Class D Return After Taxes on Distributions‡	24.24	N/A	N/A	6.65
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	18.51	N/A	N/A	6.60
	Class R Return Before Taxes	30.70	N/A	N/A	11.54		12/31/02

European Convertible	Institutional Return Before Taxes	1.28%	N/A	N/A	1.04%	11/30/00	11/30/00
	Institutional Return After Taxes on Distributions‡	-1.05	N/A	N/A	-0.83
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	0.78	N/A	N/A	-0.05
	Class A Return Before Taxes	-3.74	N/A	N/A	-2.76		11/30/00
	Class A Return After Taxes on Distributions‡	-5.81	N/A	N/A	-4.44
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	-2.30	N/A	N/A	-3.00

Foreign Bond	Institutional Return Before Taxes	5.68%	7.84%	N/A	9.46%	12/03/92	12/03/92
	Institutional Return After Taxes on Distributions‡	3.70	4.67	N/A	5.83
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	3.44	4.67	N/A	5.77
	Administrative Return Before Taxes	5.42	7.56	N/A	9.19		01/28/97
	Class A Return Before Taxes	0.48	6.37	N/A	8.43		01/20/97
	Class A Return After Taxes on Distributions‡	-1.23	3.42	N/A	5.02
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	0.26	3.59	N/A	5.03
	Class B Return Before Taxes	-0.58	6.23	N/A	8.28		01/20/97
	Class C Return Before Taxes	3.42	6.54	N/A	8.17		01/20/97
	Class D Return Before Taxes	5.21	7.37	N/A	8.98		04/08/98
	Class D Return After Taxes on Distributions‡	3.42	4.39	N/A	5.55
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	3.16	4.39	N/A	5.49
	Class R Return Before Taxes	4.95	7.09	N/A	8.69		12/31/02

Global Bond	Institutional Return Before Taxes	3.52%	2.67%	N/A	5.03%	11/23/93	11/23/93
	Institutional Return After Taxes on Distributions‡	1.57	0.31	N/A	2.17
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	2.14	1.00	N/A	2.62
	Administrative Return Before Taxes	3.26	2.44	N/A	4.80		08/01/96

GNMA	Institutional Return Before Taxes	8.36%	N/A	N/A	8.14%	07/31/97	07/31/97
	Institutional Return After Taxes on Distributions‡	5.92	N/A	N/A	5.43
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	5.06	N/A	N/A	5.16
	Class A Return Before Taxes	3.08	N/A	N/A	6.67		11/30/00
	Class A Return After Taxes on Distributions‡	0.91	N/A	N/A	4.16
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	1.83	N/A	N/A	4.05
	Class B Return Before Taxes	2.02	N/A	N/A	6.55		05/31/01
	Class C Return Before Taxes	6.07	N/A	N/A	6.90		05/31/01
	Class D Return Before Taxes	7.88	N/A	N/A	7.70		05/31/01
	Class D Return After Taxes on Distributions‡	5.63	N/A	N/A	5.17
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	4.77	N/A	N/A	4.90
	Class R Return Before Taxes	7.69	N/A	N/A	7.47		12/31/02

Fund	Class	1 Year	5 Years	10 years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

High Yield	Institutional Return Before Taxes Institutional Return After Taxes on Distributions‡	1.07 -2.14%	5.09 1.55%	N/A N/A	8.49 4.70%	12/16/92	12/16/92
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	0.61	2.33	N/A	4.96
	Administrative Return Before Taxes	0.83	4.84	N/A	8.22		01/16/95
	Class A Return Before Taxes	-3.86	3.72	N/A	7.54		01/13/97
	Class A Return After Taxes on Distributions‡	-6.77	0.38	N/A	3.94
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	-2.41	1.33	N/A	4.27
	Class B Return Before Taxes Class C Return Before Taxes	-4.72 -1.00	3.61 3.90	N/A N/A	7.39 7.29		01/13/97 01/13/97
	Class D Return Before Taxes	0.68	4.69	N/A	8.08		04/08/98
	Class D Return After Taxes on Distributions‡	-2.37	1.31	N/A	4.46
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	0.38	2.10	N/A	4.72
	Class R Return Before Taxes	0.42	4.41	N/A	7.78		12/31/02

Investment Grade Corporate Bond	Institutional Return Before Taxes	6.34%	N/A	N/A	11.03%	04/28/00	04/28/00
	Institutional Return After Taxes on Distributions‡	1.86	N/A	N/A	6.98
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.03	N/A	N/A	6.91

Long-Term U.S. Government	Institutional Return Before Taxes	2.51%	9.21%	9.71%	10.44%	07/01/91	07/01/91
	Institutional Return After Taxes on Distributions‡	-0.73	6.08	5.81	6.59
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	1.87	5.93	5.96	6.65
	Administrative Return Before Taxes	2.25	8.93	9.45	10.18		09/23/97
	Class A Return Before Taxes	-2.49	7.79	8.80	9.56		01/20/97
	Class A Return After Taxes on Distributions‡	-5.42	4.86	5.09	5.89
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	-1.21	4.85	5.29	6.00
	Class B Return Before Taxes	-3.33	7.67	8.66	9.42		01/20/97
	Class C Return Before Taxes	0.40	7.97	8.51	9.23		01/20/97
	Class R Return Before Taxes	1.85	8.51	9.01	9.72		12/31/02

Low Duration	Institutional Return Before Taxes	5.91%	6.83%	6.82%	7.75%	05/11/87	05/11/87
	Institutional Return After Taxes on Distributions‡	3.69	4.16	4.09	4.98
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	3.58	4.14	4.11	4.97
	Administrative Return Before Taxes	5.65	6.56	6.55	7.48		12/31/94
	Class A Return Before Taxes	2.25	5.69	6.00	7.03		01/13/97
	Class A Return After Taxes on Distributions‡	0.29	3.24	3.48	4.45
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	1.34	3.32	3.54	4.47
	Class B Return Before Taxes	-0.37	5.21	5.69	6.82		01/13/97
	Class C Return Before Taxes	3.89	5.81	5.80	6.72		01/13/97
	Class D Return Before Taxes	5.57	6.49	6.48	7.41		04/08/98
	Class D Return After Taxes on Distributions‡	3.49	3.96	3.89	4.77
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	3.38	3.94	3.91	4.76
	Class R Return Before Taxes	5.15	6.07	6.06	6.98		12/31/02

Low Duration II	Institutional Return Before Taxes	5.75%	6.57%	6.33%	6.38%	11/01/91	11/01/91
	Institutional Return After Taxes on Distributions‡	2.75	3.93	3.75	3.82
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	3.60	3.96	3.80	3.86
	Administrative Return Before Taxes	5.48	6.30	6.06	6.12		02/02/98

Low Duration III	Institutional Return Before Taxes	6.33%	6.46%	N/A	6.27%	12/31/96	12/31/96
	Institutional Return After Taxes on Distributions‡	4.31	3.95	N/A	3.76
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	3.84	3.92	N/A	3.76
	Administrative Return Before Taxes	6.06	6.20	N/A	6.01		03/19/99

Moderate Duration	Institutional Return Before Taxes	7.09%	7.45%	N/A	7.04%	12/31/96	12/31/96
	Institutional Return After Taxes on Distributions‡	4.51	4.69	N/A	4.30
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.41	4.62	N/A	4.29

Fund	Class	1 Year	5 Years	10 years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

Money Market	Institutional Return Before Taxes	2.91%	4.97%	4.66%	4.72%	03/01/91	03/01/91
	Institutional Return After Taxes on Distributions‡	1.77	2.98	2.81	2.89
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	1.77	2.98	2.81	2.89
	Administrative Return Before Taxes	2.65	4.72	4.41	4.47		01/24/95
	Class A Return Before Taxes	2.65	4.67	4.38	4.44		01/13/97
	Class A Return After Taxes on Distributions‡	1.61	2.80	2.65	2.72
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	1.61	2.80	2.65	2.72
	Class B Return Before Taxes	1.73	3.79	3.47	3.53		01/13/97
	Class C Return Before Taxes	2.65	4.70	4.40	4.46		01/13/97
	Class R Return Before Taxes	2.76	4.81	4.50	4.56		12/31/02

Municipal Bond	Institutional Return Before Taxes	6.32%	N/A	N/A	5.20%	12/31/97	12/31/97
	Institutional Return After Taxes on Distributions‡	5.98	N/A	N/A	5.12
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	5.95	N/A	N/A	5.09
	Administrative Return Before Taxes	6.07	N/A	N/A	4.93		09/30/98
	Class A Return Before Taxes	2.76	N/A	N/A	4.08		04/01/98
	Class A Return After Taxes on Distributions‡	2.44	N/A	N/A	4.00
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	3.56	N/A	N/A	4.10
	Class B Return Before Taxes	0.15	N/A	N/A	3.63		04/01/98
	Class C Return Before Taxes	4.42	N/A	N/A	4.30		04/01/98
	Class D Return Before Taxes Class D Return After Taxes on Distributions‡	5.95 5.61	N/A N/A	N/A N/A	4.82 4.74		04/08/98
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	5.58	N/A	N/A	4.72

New York Municipal Bond	Institutional Return Before Taxes	6.46%	N/A	N/A	8.13%	08/31/99	08/31/99
	Institutional Return After Taxes on Distributions‡	5.00	N/A	N/A	7.39
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	6.06	N/A	N/A	7.14
	Class A Return Before Taxes Class A Return After Taxes on Distributions‡	2.90 1.48	N/A N/A	N/A N/A	6.48 5.76		10/19/99
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	3.67	N/A	N/A	5.72
	Class D Return Before Taxes	6.08	N/A	N/A	7.76		01/31/00
	Class D Return After Taxes on Distributions‡	4.62	N/A	N/A	7.02
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	5.67	N/A	N/A	6.77

Real Return	Institutional Return Before Taxes	4.68%	7.66%	N/A	7.42%	01/29/97	01/29/97
	Institutional Return After Taxes on Distributions‡	2.50	4.89	N/A	4.68
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	2.93	4.75	N/A	4.57
	Administrative Return Before Taxes	4.39	7.38	N/A	7.14		04/28/00
	Class A Return Before Taxes	1.10	6.54	N/A	6.35		01/29/97
	Class A Return After Taxes on Distributions‡	-0.83	3.98	N/A	3.81
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	0.73	3.94	N/A	3.79
	Class B Return Before Taxes	-1.51	6.11	N/A	6.04		01/29/97
	Class C Return Before Taxes	2.71	6.68	N/A	6.44		01/29/97
	Class D Return Before Taxes	4.22	7.22	N/A	6.99		04/08/98
	Class D Return After Taxes on Distributions‡	2.24	4.63	N/A	4.43
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	2.65	4.49	N/A	4.31
	Class R Return Before Taxes	3.95	6.91	N/A	6.67		12/31/02

Real Return II	Institutional Return Before Taxes	N/A	N/A	N/A	-2.60	02/28/02	02/28/02
	Institutional Return After Taxes on Distributions‡	N/A	N/A	N/A	-4.69
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	N/A	N/A	N/A	-1.60

Real Return Asset	Institutional Return Before Taxes	N/A	N/A	N/A	-11.31	11/12/01	11/12/01
	Institutional Return After Taxes on Distributions‡	N/A	N/A	N/A	-11.82
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	N/A	N/A	N/A	-7.05

Fund	Class	1 Year	5 Years	10 years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

Short-Duration Municipal Income	Institutional Return Before Taxes Institutional Return After Taxes on Distributions‡	4.30% 4.15	N/A N/A	N/A N/A	4.92 4.86%	08/31/99	08/31/99
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.11	N/A	N/A	4.73
	Class D Return Before Taxes	3.88	N/A	N/A	4.50		01/31/00
	Class D Return After Taxes on Distributions‡	3.73	N/A	N/A	4.44
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	3.70	N/A	N/A	4.31

Short-Term	Institutional Return Before Taxes	4.11%	5.92%	5.72%	6.34%	10/07/87	10/07/87
	Institutional Return After Taxes on Distributions‡	2.38	3.55	3.45	4.06
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	2.50	3.55	3.45	4.06
	Administrative Return Before Taxes	3.85	5.66	5.46	6.08		02/01/96
	Class A Return Before Taxes	1.61	5.07	5.08	5.77		01/20/97
	Class A Return After Taxes on Distributions‡	0.08	2.88	2.98	3.64
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	0.97	2.96	3.01	3.66
	Class B Return Before Taxes Class C Return Before Taxes	-2.05 2.37	4.41 5.19	4.68 4.98	5.47 5.60		01/20/97 01/20/97
	Class D Return Before Taxes	3.80	5.61	5.40	6.02		04/08/98
	Class D Return After Taxes on Distributions‡	2.19	3.36	3.26	3.86
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	2.31	3.37	3.26	3.86
	Class R Return Before Taxes	3.59	5.93	5.19	5.81		12/31/02

StocksPLUS	Institutional Return Before Taxes	1.53%	10.46%	N/A	14.21%	05/14/93	05/14/93
	Institutional Return After Taxes on Distributions‡	0.59	6.05	N/A	9.14
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	0.94	6.85	N/A	9.43
	Administrative Return Before Taxes	0.92	9.99	N/A	13.81		01/07/97
	Class A Return Before Taxes	-2.17	9.22	N/A	13.30		01/20/97
	Class A Return After Taxes on Distributions‡	-2.98	4.96	N/A	8.35
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	-1.32	5.91	N/A	8.71
	Class B Return Before Taxes	-4.80	8.85	N/A	12.94		01/20/97
	Class C Return Before Taxes	-0.67	9.35	N/A	13.12		01/20/97
	Class D Return Before Taxes	0.22	9.78	N/A	13.62		04/08/98
	Class D Return After Taxes on Distributions‡	-0.60	5.48	N/A	8.64
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	0.15	6.37	N/A	8.99
	Class R Return Before Taxes	0.87	9.74	N/A	13.47		12/31/02

Strategic Balanced	Institutional Return Before Taxes Institutional Return After Taxes on Distributions‡	4.16% 2.75	9.51% 6.26	N/A N/A	10.34 6.93%	06/28/96	06/28/96
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	2.52	6.35	N/A	6.93
	Administrative Return Before Taxes	3.75	9.25	N/A	10.07		06/30/99
	Class A Return Before Taxes	-1.17	7.99	N/A	8.95		05/28/99
	Class A Return After Taxes on Distributions‡	-2.30	4.88	N/A	5.67
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	-0.75	5.16	N/A	5.83
	Class B Return Before Taxes	-2.40	7.88	N/A	8.89		05/28/99
	Class C Return Before Taxes	1.73	8.17	N/A	8.99		05/28/99
	Class D Return Before Taxes	3.46	9.01	N/A	9.84		04/08/98
	Class D Return After Taxes on Distributions‡	2.25	5.90	N/A	6.56
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	2.09	6.02	N/A	6.59
	Class R Return Before Taxes	3.28	8.59	N/A	9.42		12/31/02

Fund	Class	1 Year	5 Years	10 years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

Total Return	Institutional Return Before Taxes Institutional Return After Taxes on Distributions‡	7.15% 4.04	8.43% 5.30	8.35% 5.16	9.17% 6.02	05/11/87	05/11/87
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.47	5.25	5.17	5.99
	Administrative Return Before Taxes	6.88	8.16	8.09	8.90		09/07/94
	Class A Return Before Taxes	1.85	6.93	7.37	8.34		01/13/97
	Class A Return After Taxes on Distributions‡	-0.93	4.03	4.38	5.38
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	1.22	4.15	4.45	5.38
	Class B Return Before Taxes	0.90	6.81	7.24	8.24		01/13/97
	Class C Return Before Taxes	4.86	7.12	7.08	7.88		01/13/97
	Class D Return Before Taxes	6.81	8.09	8.02	8.83		04/08/98
	Class D Return After Taxes on Distributions‡	3.84	5.10	4.96	5.81
	Class D Return After Taxes on Distributions and Sale of	4.26	5.05	4.97	5.78
	Fund Shares‡ Class R Return Before Taxes	6.38	7.66	7.58	8.39		12/31/02

Total Return II	Institutional Return Before Taxes	6.89%	8.08%	8.12%	7.79%	12/30/91	12/30/91
	Institutional Return After Taxes on Distributions‡	3.68	5.16	5.19	4.89
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.35	5.08	5.14	4.88
	Administrative Return Before Taxes	6.64	7.81	7.85	7.52		11/30/94

Total Return III	Institutional Return Before Taxes	7.76%	8.12%	8.21%	8.66%	05/01/91	05/01/91
	Institutional Return After Taxes on Distributions‡	5.10	5.11	4.76	5.23
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.90	5.08	4.91	5.33
	Administrative Return Before Taxes	7.42	7.82	7.93	8.38		04/11/97

Total Return Mortgage	Institutional Return Before Taxes	7.86%	N/A	N/A	8.09%	07/31/97	07/31/97
	Institutional Return After Taxes on Distributions‡	4.53	N/A	N/A	5.16
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	4.81	N/A	N/A	5.02
	Administrative Return Before Taxes	7.58	N/A	N/A	7.82		12/13/01
	Class A Return Before Taxes	2.60	N/A	N/A	6.61		07/31/00
	Class A Return After Taxes on Distributions‡	-0.41	N/A	N/A	3.87
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	1.59	N/A	N/A	3.91
	Class B Return Before Taxes	1.65	N/A	N/A	6.52		07/31/00
	Class C Return Before Taxes	5.63	N/A	N/A	6.85		07/31/00
	Class D Return Before Taxes Class D Return After Taxes on Distributions‡	7.43 4.28	N/A N/A	N/A N/A	7.66 4.90		04/08/98
	Class D Return After Taxes on Distributions and Sale of Fund Shares‡	4.56	N/A	N/A	4.77
	Class R Return Before Taxes	7.17	N/A	N/A	7.39		12/31/02

‡
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class, Class A and Class D shares only. After-tax returns for Administrative Class, Advisor Class, Class B, Class C and Class R shares will vary.

*
Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**
For all Funds listed above, Class A, Class B, Class C, Class D, Class R, Administrative Class and Advisor Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class

R, Administrative Class and Advisor Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D, Class R, Administrative Class and Advisor Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A, the Administrative Class and the Advisor Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum of 0.25% per annum), and (ii) administration fee charges associated with Class A, Class B and Class C shares (at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum) and Class R shares (at a maximum differential of 0.25% per annum) and Advisor Class shares (at a maximum differential of 0.10% per annum).

The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund II (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2002. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of Global Bond Fund II, total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

Total Return for Periods Ended March 31, 2002*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

Global	Institutional Return Before Taxes	5.84%	7.22%	N/A	8.63%	10/02/95	02/25/98
Bond II	Institutional Return After Taxes on Distributions‡	2.74	3.29	N/A	4.87
	Institutional Return After Taxes on Distributions and Sale of Fund Shares‡	3.54	3.79	N/A	5.06
	Class A Return Before Taxes	0.67	5.83	N/A	7.44		10/02/95
	Class A Return After Taxes on Distributions‡	-2.13	2.11	N/A	3.89
	Class A Return After Taxes on Distributions and Sale of Fund Shares‡	0.37	2.76	N/A	4.19
	Class B Return Before Taxes	-0.27	5.73	N/A	7.39		10/02/95
	Class C Return Before Taxes	3.65	6.00	N/A	7.38		10/02/95
	Class R Return Before Taxes	5.16	6.46	N/A	7.83		12/31/02

‡    After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Advisor Class, Class B, Class C and Class R shares will vary.

*    Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**    Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Global Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

Total Return for Periods Ended March 31, 2002
(with no adjustment for operating expenses of the Institutional
Class for periods prior to its Inception Date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)

Global Bond II	Institutional	5.84%	7.15%	N/A	8.48%

Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

DIVIDEND YIELD = (((a/b)*365)/c)

where a = actual dividends distributed for the calendar month in question,

  b = number of days of dividend declaration in the month in question, and

  c = net asset value (NAV) calculated on the last business day of the month in question.

The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund’s total return figures, which will always accompany any calculation of the rate of current distributions.

For the month ended March 31, 2002, the current distribution rates (annualized) for the Funds were as follows (Advisor Class, Class J, Class K and Class R shares were not offered during the period listed):

Distribution Rate

Fund	Institutional Class	Administrative Class	Class A	Class B	Class C	Class D
California Intermediate Municipal Bond Fund	4.63%	4.37%	4.24%	N/A	N/A	4.25%
California Municipal Bond Fund	4.98	N/A	4.68	N/A	N/A	4.60
Convertible Fund	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Bond Fund	7.16	6.92	6.74	6.01%	5.97%	6.79
European Convertible Fund	N/A	N/A	N/A	N/A	N/A	N/A
Foreign Bond Fund	5.22	4.97	4.77	4.01	4.01	4.77
Global Bond Fund	5.27	5.01	N/A	N/A	N/A	N/A
Global Bond Fund II	4.10	N/A	3.73	2.96	2.95	N/A
GNMA Fund	2.28	N/A	1.77	1.00	1.01	1.78
High Yield Fund	7.72	7.52	7.33	6.61	6.61	7.37
Investment Grade Corporate Bond Fund	8.19	N/A	N/A	N/A	N/A	N/A
Long-Term U.S. Govt. Fund	6.58	6.33	6.18	5.41	5.35	N/A
Low Duration Fund	5.00	4.75	4.52	3.77	4.01	4.69
Low Duration Fund II	3.27	3.02	N/A	N/A	N/A	N/A
Low Duration Fund III	3.96	3.72	N/A	N/A	N/A	N/A
Moderate Duration Fund	3.81	N/A	N/A	N/A	N/A	N/A
Money Market Fund	1.75	1.47	1.50	0.61	1.51	N/A
Municipal Bond Fund	5.21	5.06	4.87	4.12	4.37	4.84
New York Municipal Bond Fund	4.81	N/A	4.46	N/A	N/A	4.42
Real Return Fund	1.36	1.11	0.91	0.15	0.40	0.94
Real Return Fund II	5.65	N/A	N/A	N/A	N/A	N/A
Real Return Asset Fund	1.93	N/A	N/A	N/A	N/A	N/A
Short Duration Municipal Fund	4.19	N/A	N/A	N/A	N/A	3.79
Short-Term Fund	2.51	2.27	2.13	1.37	1.81	2.23
StocksPLUS Fund	N/A	N/A	N/A	N/A	N/A	N/A
Strategic Balanced Fund	N/A	N/A	N/A	N/A	N/A	N/A
Total Return Fund	4.63	4.38	4.16	3.39	3.39	4.31
Total Return Fund II	3.75	3.50	N/A	N/A	N/A	N/A
Total Return Fund III	4.79	4.53	N/A	N/A	N/A	N/A
Total Return Mortgage Fund	2.43	2.17	2.02	1.25	1.26	2.02

Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman U.S. High Yield Index, indexes prepared by Lipper Analytical Services, Inc., the J.P. Morgan Global Index (Unhedged), the J.P. Morgan Emerging Markets Bond Index Global, the Salomon Brothers 3-Month Treasury Bill Index, and the J.P. Morgan Non U.S. Index (Hedged). Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to PIMCO, should be considered in light of the Funds’ investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

Advertisements and information relating to the Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1987 through 2001. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the Global Bond Fund II.

Year	Top Foreign Performer		U.S.
1986	+13.1%	Japan	+15.7%
1987	+12.8	UK	+1.9
1988	+15.0	France	+7.0
1989	+10.0	Canada	+14.4
1990	+11.0	Australia	+8.6
1991	+20.0	Australia	+15.3
1992	+10.5	UK	+7.2
1993	+20.0	Italy	+11.0
1994	-0.9	Japan	-3.4
1995	+21.0	Netherlands	+18.3
1996	+18.8	Spain	+2.7
1997	+13.5	UK	+9.6
1998	+17.4	UK	+8.7
1999	+10.4	Japan	-2.4
2000	+14.0	Australia	+13.5
2001	+6.7	United States	+6.7

Source: Salomon Brothers World Government Bond Index 1986-2001.

The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

Start Year	Public College	Private College	Start Year	Public College	Private College
1997	$13,015	$57,165	2005	$16,487	$72,415
1998	$13,406	$58,880	2006	$16,982	$74,587
1999	$13,808	$60,646	2007	$17,491	$76,825
2000	$14,222	$62,466	2008	$18,016	$79,130
2001	$14,649	$64,340	2009	$18,557	$81,504
2002	$15,088	$66,270	2010	$19,113	$83,949
2003	$15,541	$68,258	2011	$19,687	$86,467
2004	$16,007	$70,306	2012	$20,278	$89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1976 to 2001 was:

*Stocks:	14.1%
Bonds:	9.6%
T-Bills:	6.7%
Inflation:	4.6%

*Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson’s Large Company Total Return Index. Bonds are represented by Ibbotson’s Long-term Corporate Bond Index. T-bills are represented by Ibbotson’s Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2002 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1981-2001, the average annual return of stocks comprising the Ibbotson’s Large Company Stock Total Return Index ranged from -11.8% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson’s Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbotson’s Treasury Bill Index (a “mixed portfolio”) would have ranged from –1.0% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1981 through 2001 is set forth in the following table.

Year	Stocks	Bonds	T-Bills	Inflation	Mixed Portfolio
1981	-4.91%	-1.24%	14.71%	8.94%	0.48%
1982	21.41%	42.56%	10.54%	3.87%	27.70%
1983	22.51%	6.26%	8.80%	3.80%	13.27%
1984	6.27%	16.86%	9.85%	3.95%	11.22%
1985	32.16%	30.97%	7.72%	3.77%	26.44%
1986	18.47%	19.85%	6.16%	1.13%	16.56%
1987	5.23%	-0.27%	5.47%	4.41%	3.08%
1988	16.81%	10.70%	6.35%	4.42%	12.27%
1989	31.49%	16.23%	8.37%	4.65%	20.76%
1990	-3.17%	6.78%	7.81%	6.11%	3.01%
1991	30.55%	19.89%	5.60%	3.06%	21.30%
1992	7.67%	9.39%	3.51%	2.90%	7.53%
1993	9.99%	13.19%	2.90%	2.75%	9.85%
1994	1.31%	-5.76%	3.90%	2.67%	-1.00%
1995	37.43%	27.20%	5.60%	2.54%	26.97%
1996	23.07%	1.40%	5.21%	3.32%	10.83%
1997	33.36%	12.95%	5.26%	1.70%	19.58%
1998	28.58%	10.76%	4.86%	1.61%	16.71%
1999	21.04%	-7.45%	4.68%	2.68%	6.37%
2000	-9.11%	12.87%	5.89%	3.39%	2.68%
2001	-11.88%	10.65%	3.83%	1.55%	0.27%

*
Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson’s Large Company Stock Total Return Index. Bonds are represented by Ibbotson’s Long-term Corporate Bond Index. T-bills are represented by Ibbotson’s Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2002 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

Investment Period	Annual Contribution	Total Contribution	Total Saved
30 Years	$1,979	$59,370	$200,000
25 Years	$2,955	$73,875	$200,000
20 Years	$4,559	$91,180	$200,000
15 Years	$7,438	$111,570	$200,000
10 Years	$13,529	$135,290	$200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

% of Income for Individuals Aged 65 Years and Older in 1997*
Year	Social Security and Pension Plans	Other
1997	43%	57%

* For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to PIMCO, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of PIMCO who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by PIMCO who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with PIMCO: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

Ibbotson Associates (“Ibbotson”) has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series (“MMS”) which indicate how, in Ibbotson’s opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from “Very Conservative” (low volatility; emphasis on capital preservation, with some growth potential) to “Very Aggressive” (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson’s model portfolios as investments. Moreover, neither the Trust, PIMCO nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson’s models will achieve their desired investment results.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and Strategic Balanced Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

Control Persons and Principal Holders of Securities

	As of December 23, 2002 the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:
	All Asset Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Wake Forest University, P.O. Box 7354, Winston Salem NC 27109-7354	925,069.380	27.18%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	827,260.322	24.30%
	Gwendolyn Garland Babcock Trust, 1500 Park Place, San Marino CA 91108-1039	482,295.196	14.17%
	Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills CA 90274	237,436.519	6.98%
	California Intermediate Municipal Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	3,732,548.431	38.94%
	Leo B and Florence Helzel Living Trust, 5550 Redwood Rd, Oakland CA 94619	719,619.477	7.51%
	James F Muzzy & Pamela B Muzzy TTEES Muzzy Family Trust, 2546 Riviera Drive, Laguna Beach CA 92651	646,561.820	6.75%
	William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna Beach CA 92651	616,248.731	6.43%
	Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201	489,639.807	5.11%
	Administrative Class
	Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201	117,425.111	57.70%
	CIBC World Markets Corp, Church Street Station, P.O. Box 3484, New York NY 10008-3484	29,449.912	14.47%
	Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201	11,743.095	5.77%
	Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201	11,714.200	5.76%
	Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201	11,299.488	5.55%
	Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201	10,725.007	5.27%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	745,027.301	13.52%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	472,942.610	8.58%
	Raymond James & Assoc Inc FBO Sevaly Family Trust, 880 Carillon Pkwy, St. Petersburg FL 33716	329,033.600	5.97%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	369,453.594	98.70%

	California Municipal Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	James F Muzzy & Pamela B Muzzy TTEES Muzzy Family Trust, 2546 Riviera Drive, Laguna Beach CA 92651	539,368.001	53.63%
	Chris and Sheri Dialynas Family Living Trust, 15 Pelican Hill Circle, Newport Coast CA 92657	180,818.313	17.98%
	William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna Beach CA 92651	120,545.552	11.98%
	Ian & Helen Smith Revocable Trust, 2241 Liane Ln., Santa Ana CA 92705-3394	79,170.591	7.87%
	Brains Stern/Debbi Stern JT WROS, 1956 Port Cardiff Pl., Newport Beach CA 92660-5415	56,719.860	5.64%
	Administrative Class
	First Clearing Corp/Luntz Revocable Family Trust, 616 Cornwallis Ln., Foster City CA 94404-3736	116,584.819	99.17%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	65,744.916	11.38%
	Emily Magee Andres TTEE Andres Family Trust, 2956 E Del Mar Blvd, Pasadena CA 91107	51,023.503	8.83%
	Dain Rauscher Inc FBO Leroy H. Huemoeller & Lois I. Huemoeller Co-Ttees/Leroy & Lois Huemoeller Living Trust, 250 Westridge Dr.	48,930.573	8.47%
	First Clearing Corporation/Christina Linden Stoney, 93 Live Oak Drive, Ventura CA	44,425.475	7.69%
	First Clearing Corporation/KLB Revocable Trust/Kimberly L Bkankenthorn TTEE, 259 San Rafael, Santa Barbara CA 93109-2079	44,317.231	7.67%
	Class D
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr Suite 100, Newport Beach CA 92660	1,142.815	100.00%
	CommodityRealReturn Strategy Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Wake Forest University, P.O. Box 7354, Winston Salem NC 27109-7354	870,322.019	39.97%
	All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660	395,743.524	18.17%
	Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills CA 90274	232,290.906	10.67%
	FTC & Co., P.O. Box 173736, Denver CO 80217-3736	222,911.653	10.24%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	209,240.074	9.61%
	Class A
	First Clearing Corporation/New Dominion LC, 408 Lakeway Ct., Richmond VA 23229-7305	12,647.555	79.23%
	Southwest Securities Inc. FBO Carter B. Bell/Vision Advisor Account, P.O. Box 509002, Dallas TX 75250	1,264.755	7.92%
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100, Newport Beach CA 92660	878.735	5.51%
	Class B
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100, Newport Beach CA 92660	878.735	100.00%

	Class C
	Daniel R Higgins, 2550 Stag Run Blvd. #534, Clearwater FL 33765	1,051.945	54.49%
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100, Newport Beach CA 92660	878.735	45.51%
	Class D
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100, Newport Beach CA 92660	878.735	100.00%
	Convertible Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	239,931.285	15.96%
	Bankers Trust Co FBO Lockheed Martin master Ret Trust, 648 Grassmere Business Park Rd, Nashville TN 37211	142,641.403	9.49%
	Kamehameha Schools C/O Bank of New York, 1 Wall St #25, New York NY 10286	119,472.433	7.95%
	Northern Trust co FBO Andrew W. Mellon Fdn, PO Box 92956, Chicago IL 60675	102,965.368	6.85%
	Administrative Class
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive Suite 100, Newport Beach CA 92660	776.460	100.00%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	27,607.651	6.22%
	Dean Witter for the Benefit of American Osteopathic Assoc, PO Box 250, Church Street Station, New York NY 10008	22,357.053	5.04%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	108,667.964	15.04%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	68,163.741	9.43%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	166,378.245	24.97%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	44,309.589	6.65%
	Class D
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive Suite 100, Newport Beach CA 92660	723.837	100.00%
	Emerging Markets Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	9,358,224.532	30.25%
	Northern Trust Co TTEE FBO Phelps, PO Box 92956, Chicago IL 60675	3,277,857.357	10.60%
	Keybank NA TTEE FBO Parker PIMCO Emerging, P.O. Box 94871, Cleveland OH 44101-4871	2,742,943.041	8.87%
	BNY Clearing Services LLC/Post & Co. 118246, 111 East Kilbourn Avenue, Milwaukee WI 53202-6633	2,148,189.413	6.94%

	FTC & Co., P.O. Box 173736, Denver CO 80217-3736	2,009,842.471		6.50%
	IBM Retirement Plan Long Duration II C/O Chase Manhattan Bank Global Securities Srv, 3 Chase Metrotech Center 7th Fl, Brooklyn NY 11245	1,569,880.308		5.08%
	Administrative Class
**	National Investors Srv Corp for Exclusive Benefit of our Customers, 55 Water St 32nd Fl, New York NY 10041	1,370,893.505		60.08%
	GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB Camelback Rd Ste 530, Phoenix AZ 85016	722,886.487		31.68%
**	National Financial Services Corp. for the exclusive benefit of our customers, 1 World Financial Center, 200 Liberty Street, New York NY 10281	187,298.874		8.21%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	582,235.294		12.66%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	248,359.334		5.40%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	248,879.310		9.75%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	146,721.562		5.75%
	Class C
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	442,997.074		15.89%
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	233,994.685		8.39%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	1,746,529.525		52.95%
	European Convertible Fund	Shares Beneficially Owned		Percent of Class
	Allianz Dresdenr Asset Management of America L.P., 888 San Clemente Dr., Suite 100, Newport Beach CA 92660-6367	422,822.356	*	100.00%
	Foreign Bond Fund	Shares Beneficially Owned		Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	26,717,221.147		39.27%
	State Street Bank & Trust Cust FBO Northrop Grumman Pension Master Trust, 1 Enterprise Dr. #SWB6C, North Quincy MA 02171-2126	9,290,917.397		13.66%
	Intermountain Health Care Inc /Dept. 22-00795/4-694500, P.O. Box 92956, Chicago IL 60675-2956	3,821,477.508		5.62%
	Northern Trust Company As Trustee FBO Phelps Dodge Corporation, P.O. Box 92956, Chicago IL 60675-0001	3,488,304.560		5.13%

	Administrative Class
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO BO x3908, Church Street Station, New York NY 10008	2,252,195.980	77.76%
**	IMS & Co for the Exclusive Benefit of Customers, PO Box 3865, Englewood CO 80155	162,724.244	5.62%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	226,791.622	5.39%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	220,784.932	5.25%
	Class C
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	507,872.933	7.74%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	6,847,195.429	65.94%
	Global Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Blue Cross Blue Shield of Mass – Managed Care Landmark Center Treasury, 401 Park Dr, Boston MA 02215	10,292,146.980	25.65%
	Blue Cross Blue Shield of Mass Inc Indemnity Landmark Center Treasury, 401 Park Dr, Boston MA 02215	6,678,639.718	16.65%
	Regents of the University of Minnesota, 1300 S 2nd St Rm 205D, Minneapolis MN 55454	4,554,468.534	11.35%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	4,385,947.824	10.93%
	The American University in Cairo AUC Endowment, 420 5th Ave, New York NY 10018	2,298,433.811	5.73%
	Administrative Class
**	FIIOC as Agent for Certain Employee Benefit Trans, 100 Magellan Way KW1C, Covington KY 41015-1987	2,272,691.010	76.02%
	Fidelity Management Trust Co as Trustee for Stevedoring Services of America, 82 Devonshire St. #Z1M, Boston MA 02109-3605	562,077.535	18.80%
	Global Bond Fund II	Shares Beneficially Owned	Percent of Class
	Weil Gotshal & Manges Partners Pension Trust C/O Citibank Private Bank, 120 Broadway 2nd Fl/Zone 2, New York NY 10271	2,353,679.283	38.00%
**	Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230	1,222,942.365	19.74%
	Mac & Co (GMP Employers Retiree Trust), PO Box 3198, Mutual Funds Operations, Pittsburgh PA 15230	993,291.099	16.04%
	Weil Gotshal & Manges Employees Pension Trust C/O Citibank Private Bank, 120 Broadway 2nd Fl/Zone 2, New York NY 10271	642,434.872	10.37%
	Weil Gotshal & Manges Partners Defined Benefit Trust C/O Citibank Private Bank, 120 Broadway 2nd Fl/Zone 2, New York NY 10271	435,753.638	7.04%
	American University in Cairo AUC US Aid Endowment, 420 5th Ave, New York NY 10018	342,653.484	5.53%

	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	156,834.194	13.36%
	Class B
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	137,377.905	13.44%
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	132,263.047	12.94%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	146,601.408	10.65%
	Murdoch & Co C/O Bank of Bermuda, 6 Front St, Hamilton BD HM 11	104,406.169	7.59%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	83,739.473	6.08%
	GNMA Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	2,108,794.321	42.36%
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908, Church Street Station, New York NY 10008	1,004,486.536	20.18%
**	DLJ Pershing Division, One Pershing Plaza, PO Box 2052, Jersey City NJ 07303	472,455.128	9.49%
**	PFPC FBO LPL Supermarket Program, 760 Moore Road, King of Prussia PA 19406-1212	395,415.647	7.94%
	William C Powers, 2012 The Strand, Manhattan Beach CA 90266	348,767.680	7.01%
	Class A
**	Wells Fargo Investments LLC, 608 Second Avenue South 8th Fl, Minneapolis MN 55402	1,350,494.290	18.44%
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	487,430.850	6.66%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	464,988.746	8.59%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	524,516.482	7.53%
	Class D
	NFSC FBO John M Henneman, 171 Sherwood Drive, Reading PA 19606	25,810.141	5.35%
	High Yield Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	62,456,562.077	24.74%
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908, Church Street Station, New York NY 10008	15,675,375.695	6.21%

**	National Investor Services, 55 Water Street, 32nd Floor, New York NY 10041-0028	15,662,448.347	6.20%
**	MAC & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230	13,888,840.081	5.50%
	Administrative Class
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	34,086,491.750	70.19%
**	FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C, Covington KY 41015	7,177,631.280	14.78%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	9,227,033.106	12.04%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	3,878,149.070	5.06%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	11,309,462.702	20.68%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	4,442,818.746	8.12%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	11,444,567.919	15.87%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	7,217,444.909	10.01%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	15,177,825.254	69.02%
**	Salomon Smith Barney, 333 West 34th St, New York NY 10001	1,452,292.562	6.60%
	Investment Grade Corporate Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	4,659,097.383	76.43%
**	R/N/O Currie & Co., 500 E Broward Blvd., 9th Fl Mutual Funds Processing, Ft. Lauderdale FL 33394-3000	889,237.176	14.59%
**	SAXON & CO, PO Box 7780-1888, Philadelphia PA 19182	521,436.035	8.55%
	Administrative Class
	Allianz Dresdner Asset Management of America LP, 888 San Clemente, Suite 100, Newport Beach CA 92660-6367	1,012.045	100.00%
	Long-Term US Government Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C, Covington KY 41015	10,077,305.143	29.42%
	Northern Trust Company FBO Allianz DC Plan – Master Trust, PO Box 92956, Chicago IL 60675	5,050,504.308	14.74%
	Mac & Co., P.O. Box 3198, Pittsburgh PA 15230-3198	3,315,478.788	9.68%
	Mea-Messa-Mea Financial Services Staff Ret Plan & Trust, 1216 Kendale Blvd, East Lansing MI 48823	3,145,524.889	9.18%

**	Svg Program for EE of Certain EMPLRAT US Dept of Energy Fac-Oakridge Tn, 104 Union Valley Road MS 8267, Oakridge TN 37830-8044	2,146,209.056	6.27%
	Chicago Symphony Orchestra, 220 S Michigan Ave, Chicago IL 60604	1,956,531.043	5.71%
	Administrative Class
**	FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C, Covington KY 41015	8,310,534.262	58.59%
	Keybank NA TTEE for Key Corp 401K Savings Plan, 4900 Tiedeman Rd, Brooklyn OH 44144	2,163,402.389	15.25%
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	1,398,222.273	9.86%
	State Street Bank & Trust Co TTEE FBO Southern California Edison Stock Savings Plus Plan, PO Box 351, Boston MA 02101	1,397,016.320	9.85%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	1,048,501.334	7.73%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	1,762,280.266	17.64%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	1,182,939.304	11.84%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	1,399,653.235	23.73%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	580,360.829	9.84%
	Low Duration Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	94,974,960.666	16.43%
	MLTC of America FBO Dupont Savings & Investment Plan, 300 Davidson Ave, Somerset NJ 08873	51,027,397.290	8.83%
	Administrative Class
**	DLJ, One Pershing Plaza, Jersey City NJ 07399	8,492,039.988	25.54%
**	FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C, Covington KY 41015	8,070,323.224	24.27%
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	4,983,597.138	14.99%
	BNY Western Trust Co TTEE FBO McClatchy Newspapers Restated Def Comp & Inv Plan, 550 Kearny St #600, San Francisco CA 94108	2,982,937.524	8.97%
	UMBSC & Co TTEE FBO Sonnenschein Nath & Rosenthal, PO Box 419260, Kansas City MO 64141	1,689,943.552	5.08%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	31,235,331.815	19.27%

	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	9,237,562.741	21.46%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	2,538,307.496	5.90%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	26,122,634.721	27.24%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	6,232,168.548	6.50%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	19,946,607.641	63.40%
	Low Duration Fund II	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Marshall & Ilsley Trust Co FBO SRP Nuc Decomm TR C/O Marshall & Ilsley Trust Co, 1000 N Water St, Milwaukee WI 53202	4,522,190.413	9.01%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	4,160,037.966	8.29%
	Montefiore Medical Center, 111 E 210th Street, Bronx NY 10467-2490	4,150,074.771	8.27%
	Trulin and Co. c/o JPMorgan Chase Bank, P.O. Box 31412, Rochester NY 14603-1412	4,050,465.936	8.07%
	Univ of IL Fdn Pooled Short Term Funds, Manager of Acct & Donor Records, Harker Hall 1305 W Green St, Urbana IL 61801	3,331,003.398	6.63%
	Bank of Oklahoma NA Integris Ret Pension Plan, 9520 N May Ave Suite 200, Oklahoma City OK 73120	2,683,334.232	5.34%
	Winchester Medical Center (Op Acct), PO Box 1334, 1840 Amherst St, Winchester VA 22601	2,560,615.639	5.10%
	Administrative Class
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	88,071.735	79.96%
**	DLJ, One Pershing Plaza, Jersey City NJ 07399	21,341.753	19.33%
	Low Duration Fund III	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Northern Tr Co Cust FBO St Mary’s, PO Box 92956, Chicago IL 60675	2,366,932.941	42.98%
	Sisters of St Joseph, 3427 Gull Rd, PO Box 13, Nazareth MI 49074	1,104,647.264	20.06%
	National Jewish Medical & Research Center, 1400 Jackson St, Denver CO 80206	622,887.501	11.31%
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	601,096.415	10.92%
	Administrative Class
	Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr Suite 100, Newport Beach CA 92660	1,233.844	67.47%
**	National Investors Services Corp for Exclusive Benefit of our Customers, 55 Water St 32nd Fl, New York NY 10041	594.943	32.53%

	Moderate Duration Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	The Northern Trust Co as TTEE FBO Accenture PS and 401K Trust Plan – DV, PO Box 92977, Chicago IL 60675	7,959,780.951	8.82%
**	BNY Clearing Services LLC WENDEL & CO, 111 East Kilbourn Ave, Milwaukee WI 53202	6,957,182.428	7.71%
**	Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230	6,550,885.548	7.26%
**	BNY Clearing Services LLC WENDEL & CO, One Wall St 6th Fl, New York NY 10286	5,275,911.663	5.85%
**	National Financial Srv Corp for Exclusive Benefit of our Customers, PO Box 3908, Church St Station, New York NY 10008	4,722,260.298	5.23%
	Money Market	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Northern Trust Custodian FBO Saint John’s Hospital and Health Center Foundation acct, PO Box 92956, Chicago IL 60675	22,293,912.880	21.28%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	14,286,006.680	13.64%
	The Glenstone Foundation, 8404 Parham Ct., McLean VA 22102-1533	10,594,416.980	10.11%
	Wells Fargo Bank MN FBO Marin Community Fdn, PO Box 1533, Minneapolis MN 55480	9,286,973.930	8.86%
	Kenyon College, 209 Chase Ave. Eaton Center, Gambier OH 43022	6,068,832.050	5.79%
	The Queen’s Health Systems C/O BNY Western Trust Co, 700 S Flower St Suite 200, Los Angeles CA 90017	5,802,806.500	5.54%
	Drew University Fiscal Operations, 36 Madison NJ 07940-1493	5,500,000.000	5.25%
	Administrative Class
	Security Trust FBO Cooperative of Puget Sound 403B Group Custodian Account, 2390 E Camelback Rd Suite 240, Phoenix AZ 85016	3,312,766.270	45.80%
**	Wells Fargo Investments LLC, 608 2nd Ave S Fl 8, Minneapolis MN 55402	1,454,761.910	20.11%
**	Universal Van Lines Pension Plan Trust, 114-02 15th Ave., College Point NY 11356-1402	439,378.590	6.08%
	Beverly UDHUS, 14405 31st Dr. SE, Mill Creek WA 98012-5035	405,342.250	5.60%
**	MALTRUST & CO C/O Eastern bank & Trust, 225 Essex St, Salem MA 01970	375,997.550	5.20%
	Class A
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	5,040,288.240	5.75%
**	US Clearing Corp for the Benefit of Our Customers, 26 Broadway, New York NY 10004-1798	4,890,813.000	5.58%
	Class B
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	6,956,665.480	9.61%
	Class C
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	14,556,244.030	11.52%

	Municipal Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	2,877,388.896	28.99%
	Northern Trust Co TTEE FBO Alsam Trust, PO Box 92956, Chicago IL 60675	1,129,975.237	11.38%
	Frederick Henry Prince 1932 Trust, 10 S Wacher Dr St 2575, Chicago IL 60606	825,481.007	8.32%
**	Northern Trust Co as Trustee FBO Columbia Energy Group Life Insurance Veba Trust, P.O. Box 92956, Chicago IL 60675-2956	582,760.103	5.87%
	Northern Trust Company as Trustee FBO Columbia Energy Group Non-Union Veba Trust, P.O. Box 92956, Chicago IL 60675-2956	576,288.518	5.81%
	Administrative Class
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908, Church Street Station, New York NY 10008	6,183,868.936	98.63%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	621,829.752	10.99%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	324,510.994	5.73%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	737,502.371	19.00%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	272,815.687	7.03%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	1,555,832.088	17.96%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	632,335.163	7.30%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	1,404,832.876	60.90%
	New York Municipal Bond Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Midhill, P.O. Box 2680, Casper WY 82602-2680	162,842.498	55.64%
	Lazard Freres and Co LLC, 30 Rockefeller Plz Fl 60, New York NY 10112	32,548.894	11.12%
	BALSA & Co C/O Chase Manhattan Bank, 16 HCB 040, PO Box 2558, Houston TX 77252	32,527.881	11.11%
**	National Investor Services Corp for the Exclusive Benefit of our Customers, 55 Water St 32nd Fl, New York NY 10041	29,778.751	10.18%
	Ursula T Frisch 2000 Trust, 200 Central Park S Apt 8N, New York NY 10019	17,361.257	5.93%

	Class A
	Ruth M Hill, 350 Stafford Way, Rochester NY 146626	74,463.698	8.42%
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	51,007.828	5.77%
	Painewebber for the Benefit of Richard E Arden Mary Arden, 2225 Pearsall Ave, Bronx NY 10469	47,473.745	5.37%
	Class D
	NFSC for Exclusive Benefit of Peter A. Bakst/Anna J. Bakst, 158 Mercer St. # 10M, New York NY 10012	46,926.583	66.53%
**	National Investors Services Corp for Benefit of our Customers, 55 Water St 32nd Fl, New York NY 10041	11,270.301	15.98%
	Real Return Asset Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660	1,197,662.331	32.68%
	Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills CA 90274	1,196,553.761	32.65%
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	596,461.846	16.28%
	The Thomas and Stacey Siebel Foundation, 2207 Bridgepointe Pkwy, San Mateo CA 94404	555,176.653	15.15%
	Real Return Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	68,312,388.967	41.21%
**	FIIOC as Agent for Certain EE Benefit Trans, 100 Magellan Way KW1C, Covington KY 41015	19,754,715.312	11.92%
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908, Church Street Station, New York NY 10008	15,006,482.540	9.05%
**	PFPC FBO LPL Supermarket Program, 760 Moore Rd., King of Prussia PA 19406-1212	8,543,412.665	5.15%
	Administrative Class
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908, Church Street Station, New York NY 10008	28,459,862.935	87.28%
**	GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB Camelback Rd., Suite 530, Phoenix AZ 85016	3,040,237.827	9.32%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	11,079,338.133	9.95%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	15,084,996.374	19.70%

	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	29,494,237.166	25.97%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	8,635,056.170	7.60%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	30,784,600.675	47.53%
	Real Return Fund II	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Reliance Trust Co FBO Clayton County, PO Box 48449, Atlanta GA 30362	1,730,484.263	* 100.00%
	Short-Duration Municipal Income Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	1,316,347.626	20.22%
**	National Investor Services for the Benefit of Our Customers, 55 Water Street, 32nd Floor, New York NY 10041-0028	1,191,831.705	18.31%
**	Bear Stearns Securities Corp for the Benefit of our Customers, 1 Metrotech Ctr. N, Brooklyn NY 11201-3870	575,030.438	8.83%
**	PFPC FBO LPL Supermarket Program, 211 S Gulph Rd, King of Prussia PA 19406	530,978.804	8.16%
	Edward A. Kimmel Trust Dated August 8, 2000, 625 N. Flagler Dr., West Palm Beach FL 33401-4027	490,352.308	7.53%
	Administrative Class
	CIBC World Markets, P.O. Box 3484, Church Street Station, New York NY 10008-3484	27,264.861	96.49%
	Class A
**	Wells Fargo Investments LLC, 608 Second Avenue South, 8th Floor, Minneapolis, MN 55402	745,193.282	5.23%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	372,555.953	13.57%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	148,762.498	5.42%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	196,127.592	52.32%
	DLJ—Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303	22,853.351	6.10%
	DLJ—Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303	20,914.601	5.58%

	Short-Term Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	20,975,075.397	13.50%
	Denison University, P.O. Box F, Granville OH 43023-0734	9,617,154.349	6.19%
	Northern Trust Co. Trustee FBO Whirlpool, P.O. Box 92956, Chicago IL 60675	9,436,729.990	6.07%
	Administrative Class
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	24,479,882.019	81.00%
**	GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB Camelback Road, Suite 530, Phoenix AZ 85016	3,975,416.004	13.15%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	11,100,880.834	13.58%
**	DLJ Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303	4,547,155.415	5.56%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	604,037.392	24.78%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	214,096.597	8.78%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	12,637,835.251	34.36%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	8,377,449.290	73.82%
	StocksPLUS Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	4,541,320.370	11.87%
	Strategic Balanced Portfolio, Allianz Dresdner Asset Management of America LP, 888 San Clemenete Drive Suite 100, Newport Beach CA 92660	4,148,151.726	10.84%
	Citibank NA TTEE FBO Safeway Multiple ER Ret Pln, 5918 Stoneridge Mall Rd, Pleasanton CA 94588	3,824,405.845	9.99%
	First Busey Trust & Investment Co. Ttee FBO Carle Clinic Pension Plan, 502 W Windsor Rd., P.O. Box 3309, Champaign IL 61826-3309	2,408,652.331	6.29%
	Pacific Mutual Life Insurance Co EE Ret Plan Trust, 700 Newport Center Drive, Newport Beach CA 92660	2,300,757.485	6.01%

	Administrative Class
**	National Financial Services Corp for Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty Street, New York NY 10281-1003	10,026,268.212	65.33%
	The Colorado County Officials and EE Ret Assoc, 4949 S Syracuse St Suite 400, Denver Co 80237	4,693,557.061	30.58%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	2,214,573.477	18.45%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	2,597,552.867	15.92%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	905,842.040	5.55%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	1,259,612.912	7.86%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	1,132,361.623	7.07%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	165,553.580	70.77%
**	National Investors Services Corp for Exclusive Benefit of our Customers, 55 Water St 32nd Fl, New York NY 10041	19,764.240	8.45%
	Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160, Westerville OH 43086	17,717.750	7.57%
	StocksPLUS Total Return Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660-6310	391,335.160	* 100.00%
	Strategic Balanced Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
	Carpenters Health & Security Trust of Western Washington, PO Box 1929, Seattle WA 98111-1929	985,147.972	33.76%
	BNY Western Trust Co TTEE Pacific Life Insurance co Ret Incentive Svg Pln, 700 S Flower St, 2nd Floor, Los Angeles CA 90017	500,569.608	17.15%
	The Northern Trust Co TTEE FBO Ameron 401K, PO Box 92956, Chicago IL 60675	362,455.808	12.42%
	California Water Service Co Dominguez Pension Plan, 1720 N 1st St, San Jose CA 95112	327,930.943	21.52%
	Wells Fargo Bank MN NA FBO the Music Center, PO Box 1533, Minneapolis MN 55480	303,125.239	10.39%
	Administrative Class
	Delaware Management Trust C/F United Food Workers 401K, 1818 Market St, Philadelphia PA 19103	104,978.713	59.35%
**	Wells Fargo Bank MN NA FBO Retirement Plan Services, PO Box 1533, Minneapolis MN 55480	71,409.437	40.37%

	Class A
	Prudential Securities Inc FBO Prudential Ret Srv Administrator for Plan MSSA-ILA Local, PO Box 15040, New Brinswick NJ 08906	41,568.555	7.67%
	RBC Dain Rauscher Oakland Lodge of Perfection AAAS of M Unicorp ASSN General Fund, 1547 Lakeside Dr., Oakland CA 94612-4520	36,728.342	6.78%
	Class B
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	111,211.456	15.27%
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	104,571.385	14.36%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	559,057.558	37.93%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	164,469.147	11.16%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	225,184.940	89.11%
	Total Return Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	337,051,978.961	9.01%
	Administrative Class
**	FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C, Covington KY 41015	262,013,929.516	20.09%
	Nikko Cordial Securities Inc Tokyo Dia Bldg No 5, Sinkawa 1-Chome 28-23, Chuo-Ku Tokyo Japan 104-8271	249,587,512.000	19.14%
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 200 Liberty St, One World Financial Center, New York NY 10281	104,291,641.756	8.00%
	Manufacturers Life Ins Co (USA), US SRS Seg Funds/Accounting, 200 Bloor St East, Toronto ON, Canada M4W 15	86,959,365.922	6.67%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	193,932,227.182	29.79%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	50,869,835.333	21.81%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	18,053,650.505	7.74%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	77,802,911.223	27.06%
**	Smith Barney House Account, 333 West 34th St, New York NY 10001	21,542,386.629	7.49%

	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	74,846,408.649	60.94%
	Total Return Fund II	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	MAC & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230	10,726,470.473	5.44%
	Administrative Class
	Structural Iron Workers Local 1 Annuity Plan—Investors Bank & Trust Trading Acct, 7700 Industrial Dr, Forest Park IL 60130	2,146,232.221	17.65%
**	National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281	1,623,052.216	13.35%
	Celanese Americas Retirement Savings Plan, 86 Morris Ave., Summit NJ 07901-3915	1,440,480.962	11.85%
	American Express Trust Company FBO American Express Trust RSP, PO Box 534, Minneapolis MN 55440	1,232,341.498	10.14%
**	Mellon Bank as Agent/Omnibus, 135 Santilli Highway, Everett MA 02149	1,095,149.025	9.01%
	T Rowe Price Trust Co FBO Western Digital, PO Box 17215, Baltimore MD 21297	1,035,653.995	8.52%
	Total Return Fund III	Shares Beneficially Owned	Percent of Class
	Institutional Class
	The Roman Catholic Archbishop of Los Angeles—A Corp Sole, 3424 Wilshire Blvd, Los Angeles CA 90010	9,273,484.874	9.20%
**	Mac & Co/Mutual Fund Operations, P.O. Box 3198, Pittsburgh PA 15230-3198	5,096,981.534	5.05%
	Administrative Class
**	National Financial Services Corp for the Exclusive Benefit of our Cust, 1 World Financial Center, 200 Linerty Street, New York NY 10281	102,660.887	47.08%
	DBTCO RS, Trust Operations, PO Box 747, Dubuge IA 52004	39,197.950	17.98%
**	DLJ, One Pershing Plana, Jersey City NJ 07399	19,141.661	8.78%
	Circle Trust Company Cust for Blanco Tackabery Combs & Maramoros PA PSP, Metrco Center, 1 Station Pl, Stamford CT 06902	18,558.505	8.51%
	Security Trust Company as TTEE FBO Keller & Heckman EE, 401K Plan & Trust, 2390 E Camelback Suite 240, Phoenix AZ 85016-3434	15,945.226	7.31%
	Security Trust Company as TTEE FBO Keller & Heckman EE PSP & Trust, 2390 E Camelback Rd Suite 240, Phoenix AZ 85016	15,544.112	7.13%

	Total Return Mortgage Fund	Shares Beneficially Owned	Percent of Class
	Institutional Class
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	2,073,858.661	49.39%
**	FOX & Co, PO Box 976, New York NY 10268	891,810.102	21.24%
	Naidot & Co. c/o Bessemer Trust Co., 100 Woodbridge Ctr. Dr., Woodbridge NJ 07905-1162	304,071.561	7.24%
**	PFPC FBO LPL Supermarket Program, 760 Moore Rd., King of Prussia PA 19406-1212	223,460.701	5.32%
**	National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908, Church Street Station, New York NY 10008	211,473.140	5.04%
	Administrative Class
	Apostles of the Sacred Heart of Jesus, 265 Benham St, Hamden CT 06514	577,387.026	67.18%
	Apostles of the Sacred Heart of Jesus—Manor, 265 Benham St, Hamden CT 06514	163,393.007	19.01%
	Istituto Delle Apostle Del Sacro Cuore, C/O Apostles of the Sacred Heart of Jesus, 265 Benham St, Hamden CT 06514	93,805.178	10.91%
	Class A
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	361,252.964	15.73%
	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	218,700.744	14.74%
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246	451,204.870	15.98%
	Class D
**	Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust, 101 Montgomery St, San Francisco CA 94104	5,275,750.493	53.37%

*       Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**     Shares are believed to be held only as nominee

The Reorganization of the PIMCO Money Market and Total Return II Funds

On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

Trademark Rights

The CommodityRealReturn Strategy Fund has trade name and trademark rights to the designation “CommodityRealReturn Strategy.” The StocksPLUS and StocksPLUS Total Return Funds have trade name and trademark rights to the designation “StocksPLUS.”

Code of Ethics

The Trust and PIMCO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Advisor Class, Administrative Class, Class J, and Class K shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C, Class D and Class R shares of the Funds.

Independent Accountants

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the Money Market and Total Return II Funds. See “The Reorganization of the PIMCO Money Market and Total Return II Funds” for additional information.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Financial statements for the Trust as of March 31, 2002 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon dated May 23, 2002, are incorporated by reference from the Trust’s 2002 Annual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference.